SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)
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OLD LINE BANCSHARES, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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OLD LINE BANCSHARES, INC.
1525 Pointer Ridge Place
Bowie, Maryland 20716
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 27, 2010 AT 5:00 P.M.
     The Annual Meeting of Stockholders of Old Line Bancshares, Inc., a Maryland corporation, will be held on May 27, 2010, at 5:00 p.m., local time, at Old Line Bancshares, Inc.’s office located at 1525 Pointer Ridge Place, Bowie, Maryland for the following purposes:
1.	To elect five directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2013, and until their successors are duly elected and qualified.

2.	To ratify the appointment of Rowles & Company, LLP as independent public accountants to audit the financial statements of Old Line Bancshares, Inc. for 2010.

3.	To approve the Old Line Bancshares, Inc. 2010 Equity Incentive Plan.

4.	To act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.
     Only stockholders of record at the close of business on April 6, 2010 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
     Accompanying this notice is a proxy statement and proxy form. Whether or not you plan to attend the meeting, you are urged to submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may vote by signing, dating and mailing the proxy card, or by telephone by calling 1-800-690-6903 and following the voice mail prompts or over the Internet by following the instructions at www.proxyvote.com. You will need information from your proxy card or electronic delivery notice to submit your proxy. You may revoke your proxy at any time prior to or at the meeting by written notice to Old Line Bancshares, Inc., by executing a proxy bearing a later date, or by attending the meeting and voting in person.
     You are cordially invited to attend the meeting in person.

By Order of the Board of Directors,
/s/ Christine M. Rush
Christine M. Rush, Secretary

Bowie, Maryland
April 19, 2010

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
SOLICITATION AND REVOCATION OF PROXIES
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
OUTSTANDING SHARES AND VOTING RIGHTS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS
PROPOSAL I
BOARD MEETINGS AND COMMITTEES
DIRECTOR COMPENSATION
SUMMARY COMPENSATION TABLE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL II RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
PROPOSAL III OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN
STOCKHOLDER COMMUNICATIONS
STOCKHOLDER PROPOSALS
ANNUAL REPORT
OTHER BUSINESS

OLD LINE BANCSHARES, INC.
1525 Pointer Ridge Place
Bowie, Maryland 20716
PROXY STATEMENT
Annual Meeting of Stockholders to be held on
May 27, 2010 at 5:00 P.M.
INTRODUCTION
     This Proxy Statement is furnished on or about April 19, 2010 to stockholders of Old Line Bancshares, Inc. in connection with the solicitation of proxies by Old Line Bancshares, Inc.’s Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice (the “Annual Meeting”) and at any adjournments or postponements thereof. The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.
     This proxy material is being sent to Old Line Bancshares, Inc.’s stockholders on or about April 19, 2010. Old Line Bancshares, Inc.’s annual report on Form 10-K, including financial statements for the year ended December 31, 2009 has been mailed to all stockholders with this proxy material.
     If you are a stockholder of record (i.e. you own the shares directly in your name), you may attend the meeting and vote in person as long as you present valid proof of identification at the meeting. If you hold your shares in Old Line Bancshares, Inc. beneficially but not of record (i.e. the shares are held in the name of a broker or other nominee for your benefit) you must present proof of beneficial ownership in order to attend the meeting, which you can generally obtain from the record holder, and you must obtain a proxy from the record holder in order to vote your shares if you wish to cast your vote in person at the meeting. For further information, please contact our executive offices at (301) 430-2544 during regular business hours.
SOLICITATION AND REVOCATION OF PROXIES
     The enclosed proxy is solicited by the Board of Directors of Old Line Bancshares, Inc. The Board of Directors selected John Suit and Suhas Shah or either of them, to act as proxies with full power of substitution. The proxy is revocable at any time prior to or at the Annual Meeting by written notice to Old Line Bancshares, Inc., by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person. A written notice of revocation of a proxy should be sent to the Secretary, Old Line Bancshares, Inc., 1525 Pointer Ridge Place, Bowie, Maryland 20716, and will be effective if received by the Secretary prior to the Annual Meeting. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder’s proxy.
     In addition to solicitation by mail, officers and directors of Old Line Bancshares, Inc. may solicit proxies personally or by telephone. Old Line Bancshares, Inc. will not specifically compensate these persons for soliciting such proxies. Old Line Bancshares, Inc. will bear the cost of soliciting proxies. These costs may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. Old Line Bancshares, Inc. will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of Old Line Bancshares, Inc. registered in the name of nominees.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2010
     The Proxy Statement for the annual meeting and Annual Report to Stockholders for the year ended December 31, 2009 are available at proxy vote.com/www.proxyvote.com.

     Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as outlined below. You will need information from your proxy card or electronic delivery notice to submit your proxy to vote your shares by Internet or telephone.
•	By Internet: Go to www.proxyvote.com and follow the instructions.

•	By Telephone: Call 1-800-690-6903 and follow the voice mail prompts.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.
OUTSTANDING SHARES AND VOTING RIGHTS
     Stockholders of record at the close of business on April 6, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 3,880,005 shares of common stock, $0.01 par value per share, each of which is entitled to one vote.
     The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.
     Assuming a quorum is present; the affirmative vote of a plurality of the shares cast in person or represented by proxy at the Annual Meeting is required to elect the director nominees. In other words, the nominees to receive the greatest number of votes cast, up to the number of nominees up for election, will be elected. Abstentions and broker non-votes will not affect the outcome of the election of directors.
     The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the ratification of the appointment of Rowles & Company LLP. Abstentions or broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.
     The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the approval of the Old Line Bancshares, Inc.’s 2010 Equity Incentive Plan. Abstentions or broker non-votes are not included in calculating votes cast with respect to this proposal and will have no effect on the outcome of this proposal.
     If your shares are held in the name of a bank, brokerage firm or other similar holder of record (referred to as “in street name”), you will receive instructions from the holder of record that you must follow in order for you to specify how your shares will be voted. If you do not specify how you would like your shares to be voted, your shares held in street name may still be voted. In general, holders of record have the authority to vote shares for which their customers do not provide voting instructions on certain routine, uncontested items. In the case of non-routine or contested items, the institution holding street name shares cannot vote the shares if it has not received voting instructions. These are considered to be “broker non-votes.”
     Proposal 1 for the election of five directors and Proposal 3 to approve the Old Line Bancshares, Inc.’s 2010 Equity Incentive Plan are not routine items. IF YOU HOLD YOUR SHARES IN STREET NAME, YOU MUST PROVIDE VOTING INSTRUCTIONS TO YOUR NOMINEE RECORD HOLDER IN ORDER FOR YOUR SHARES TO BE VOTED ON THESE PROPOSALS. Proposal 3 to ratify the appointment of Rowles & Company, LLP is considered a routine item for which street name shares may be voted without specific instructions. If your street name holder of record signs and returns a proxy card on your behalf, but does not indicate how the common stock should be voted, the common stock represented on the proxy card will be voted FOR ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2010.

All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions), except that shares held by brokers for which instructions were not received by the beneficial owners will only be voted with respect to ratification of the auditors:
FOR the nominees for director named below.
FOR approval of the Old Line Bancshares, Inc. 2010 Equity Plan.
FOR ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2010.
     Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
IT IS ANTICIPATED THAT OLD LINE BANCSHARES, INC.’S DIRECTORS AND OFFICERS WILL VOTE THEIR
SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF
DIRECTORS LISTED, FOR THE APPROVAL OF THE OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE
PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ROWLES & COMPANY, LLP.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS
     The following table sets forth, as of the date of this proxy statement, information with respect to the beneficial ownership of Old Line Bancshares, Inc.’s common stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe own in excess of 5% of the outstanding common stock. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.

			Total Number
			of Shares
Name of Beneficial Owner and Addresses	Number of	Number of Options	Beneficially	Percent of
of 5% Owners	Shares Owned	Owned(1)	Owned(2)	Class Owned(3)
Charles A. Bongar, Jr.(4)	26,660	5,100	31,760	0.82%
Joseph E. Burnett(5)	28,303	38,074	66,377	1.69%
Sandi F. Burnett	18,250	12,000	30,250	0.78%
Craig E. Clark(6)	151,599	5,100	156,699	4.03%
James W. Cornelsen	67,468	108,174	175,642	4.40%
John P. Davey	8,050	1,000	9,050	0.23%
Daniel W. Deming(7)	21,300	8,700	30,000	0.77%
James F. Dent	44,703	8,700	53,403	1.37%
Nancy L. Gasparovic	10,565	8,700	19,265	0.50%
Frank Lucente(8)	103,812	6,000	109,812	2.83%
Gail D. Manuel(9)	13,075	6,000	19,075	0.49%
John D. Mitchell(10)	14,168	8,700	22,868	0.59%
Gregory S. Proctor, Jr.(11)	10,602	4,200	14,802	0.38%
Christine M. Rush(12)	5,807	36,466	42,273	1.08%
Suhas R. Shah	2,900	2,000	4,900	0.13%
John M. Suit, II	15,705	1,000	16,705	0.43%

All directors & executive officers as a group (16 people)	542,967	259,914	802,881	20.52%

Bay Pond Partners, L.P.(13) 75 State Street Boston, MA 02109	217,723	—	217,723	5.61%

Hot Creek Capital, LLC(14) 6900 South McCarran Boulevard, Suite 3040 Reno, Nevada 89509	317,998	—	317,998	8.20%

Banc Fund, VI L.P.(15) 20 North Wacker Drive, Suite 3300 Chicago, Illinois 60606	331,140	—	331,140	8.53%

(1)	Indicates options exercisable within 60 days of the proxy statement.

(2)	The total number of shares beneficially owned includes shares of common stock owned by the named persons as of the date of this proxy statement and shares of common stock subject to options held by the named persons that are exercisable as of, or within 60 days of, the date of this proxy statement.

(3)	The shares of common stock subject to options are deemed outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(4)	Includes 941 shares of common stock held for the benefit of his grandson.

(5)	Includes 1,620 shares of common stock held jointly with his spouse.

(6)	Includes 64,763 shares of common stock held jointly with his spouse. Does not include 11,329 shares owned by an individual retirement account for the benefit of his spouse. Mr. Clark disclaims beneficial ownership in such shares. Does not include 4,800 shares of common stock held in trust for the benefit of his mother-in-law. His spouse is trustee of the trust. Mr. Clark disclaims beneficial ownership in such shares.

(7)	Includes 7,840 shares of common stock jointly with his spouse, 10,000 shares of common stock in Deming Associates, Inc. of which Mr. Deming is President and sole owner, and 1,000 shares of common stock in Livingston, Ltd. of which Mr. Deming is Vice President and fifty percent owner.

(8)	Does not include 13,980 shares owned by an individual retirement account for the benefit of his spouse. Mr. Lucente disclaims beneficial ownership in such shares.

(9)	Includes 2,983 shares of common stock held jointly with her spouse.

(10)	Includes 300 shares of common stock held for the benefit of his grandchildren.

(11)	Includes 2,000 shares of common stock held jointly with his spouse.

(12)	Includes 860 shares of common stock held jointly with Mark O. Posten.

(13)	Bay Pond Partners, L.P., a Delaware limited partnership, has reported in a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2009 that it shares voting and investment power of 217,723 shares of common stock with Wellington Hedge Management, LLC, a Massachusetts limited liability company, which is the sole general partner of Bay Pond Partners.

(14)	Hot Creek Capital, LLC has reported in a Schedule 13G/A filed with the Securities & Exchange Commission on January 27, 2009 that it shares voting and investment power of 317,998 shares of common stock as the General Partner, with Hot Creek Investors, L.P. and David M. Harvey, the principal member of Hot Creek Capital, LLC.

(15)	Banc Fund VI L.P. an Illinois Limited partnership, Banc Fund VII L.P., an Illinois Limited Partnership and Banc Fund VIII L.P. an Illinois Limited Partnership jointly reported in a Schedule 13G/A filed with the Securities & Exchange Commission on January 11, 2010 that Banc Fund VI, L.P. has sole voting and investment power of 123,200 shares of common stock and that Banc Fund VII L.P. has sole voting and investment power of 207,940 shares of common stock. The general partner of BF VI is MidBanc VI L.P., whose principal business is to be a general partner of BF VI. The general partner of BF VII is MidBanc VII L.P., whose principal business is to be a general partner of BF VII. The general partner of BF VIII is MidBanc VIII L.P., whose principal business is to be a general partner of BF VIII. The general partner of MidBanc VI, MidBanc VII and MidBanc VIII is The Banc Funds Company, L.L.C., (TBFC), whose principal business is to be a general partner of MidBanc VI, MidBanc VII and MidBanc VIII. TBFC is an Illinois corporation whose principal shareholder is Charles J. Moore. Mr. Moore has voting and dispositive power over the securities of the issuer held by each of the previously named entities.
PROPOSAL I
ELECTION OF DIRECTORS
     The Board of Directors currently has 13 directors, divided into three classes — Class A, Class B and Class C. The directors in each class are elected to serve for a three-year term and until their respective successors are duly elected and qualified.
     All of the members of Old Line Bancshares, Inc.’s Board of Directors, except Gregory S. Proctor, Jr., Suhas R. Shah, John M. Suit, II and John P. Davey have served since the incorporation of Old Line Bancshares, Inc. in April 2003.
     The Board of Directors is recommending the election of James Cornelsen, Daniel Deming, James Dent, John Davey and John Mitchell, Jr. as Class A directors for a term ending at the 2013 annual meeting of stockholders.
     All of the nominees are now directors of Old Line Bancshares, Inc. and each nominee has consented to serve as a director, if elected. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

     It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.
     In order to be elected, a plurality of the shares cast at the Annual Meeting is necessary. Abstentions and broker non-votes have no effect on the outcome of the election.
     Information regarding the nominees and the directors who will continue to serve unexpired terms, and certain information relating to them, follows.
The Board of Directors recommends that stockholders vote “FOR” the election of all nominees.
Nominees for election to the Board of Directors for a three-year term expiring in 2013:
     James W. Cornelsen, 55, is the President and Chief Executive Officer of Old Line Bancshares, Inc. and Old Line Bank. He joined Old Line Bank and became a member of its Board of Directors in 1994. He has been a member of the Board of Directors of Old Line Bancshares, Inc. since its incorporation in April 2003. He currently serves as Chair of the Loan and Asset and Liability Committees. He has over 30 years of commercial banking experience. Prior to joining Old Line Bank, Mr. Cornelsen was a Senior Vice President at Sequoia National Bank and Vice President of Commercial Lending at Citizens Bank of Maryland. Mr. Cornelsen resides in LaPlata, Maryland. The Board of Directors believes that Mr. Cornelsen’s qualifications to sit on the Board of Directors, serve as President and Chief Operating Officer of Old Line Bancshares, Inc. and Old Line Bank and Chair of the Loan and Asset and Liability Committees include his many years of banking experience and proven leadership in the success of these companies.
     John P. Davey, 57, is the Managing Director for the Law Firm O’Malley, Miles, Nylen & Gilmore, P.A. The firm has offices in Calverton, La Plata, and Annapolis, Maryland and the areas of concentration are administrative law and government regulatory matters; commercial and real estate transactions; and litigation of general liability, employment practices and contract dispute cases. Mr. Davey has been with the firm since 1991 and became the Managing Director in 2001. He also sits on the Board of Directors of the Greater Washington Board of Trade and also serves on the Federal City Council Executive Committee. Mr. Davey resides in University Park, Maryland. He has been a member of the Board of Directors of Old Line Bank and Old Line Bancshares, Inc. since 2008. He currently serves on the Asset and Liability and the Nominating Committees. The Board of Directors believes that Mr. Davey’s qualifications for his positions on the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank include his educational foundation, his legal and management expertise as well as his experience serving on various other boards.
     Daniel W. Deming, 61, is a Director of Deming Associates, Inc., in Accokeek, Maryland. He is also a Director of Kanawha Roxalana Company, in West Virginia and is a Vice President of Livingston, Ltd. All three of these companies engage in various aspects of real estate. Mr. Deming resides in Accokeek, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1992 and Old Line Bancshares, Inc. since its incorporation in 2003. He is currently a member of the Audit and Asset and Liability Committees. The Board of Directors believes that Mr. Deming’s educational background, real estate industry knowledge and his management and operations experience obtained through business ownership as well as his many years of active involvement with Old Line Bank and Old Line Bancshares, Inc.’s Board of Directors qualify him to serve as a Director of Old Line Bank and Old Line Bancshares, Inc.

     James F. Dent, 73, retired in 2006 as an owner and operator of a State Farm Insurance Agency that he established in 1961. He resides in LaPlata, Maryland. Mr. Dent is a founder of Old Line Bank and has served as a member of the Board of Directors of Old Line Bank since 1988 and Old Line Bancshares, Inc. since its incorporation in 2003. He currently serves on the Loan and Compensation Committees. The Board of Directors believes that Mr. Dent’s qualifications for his membership on the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank include his many years of experience in the insurance industry in our market area as well as his active involvement in the founding and oversight of Old Line Bank.
     John D. Mitchell, Jr., 61, is a partner in Johel LTD Partnership, a commercial development company located in LaPlata, Md. Mr. Mitchell was formerly the President of JCV, Inc. a petroleum equipment company located in Hughesville, Maryland. Jones & Frank Corporation acquired JCV, Inc. in 2007. Mr. Mitchell resides in Berlin, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1992 and Old Line Bancshares, Inc. since its incorporation in 2003. He is currently a member of the Audit and Asset and Liability Committees. The Board of Directors believes that Mr. Mitchell’s qualifications to be a Director of Old Line Bank and Old Line Bancshares, Inc. include his entrepreneurial, financial and operational expertise, knowledge of the local business community and his many years of active involvement with the Board of Directors.
     Continuing Directors:
     The directors whose terms have not expired are as follows:
     Term Expiring at the 2011 Annual Meeting
     Craig E. Clark, 68, retired in 2006 as President of Waldorf Carpets, Inc., a wholesale and retail flooring company, which he established in 1969. Mr. Clark is a founder of Old Line Bank. He has served as Chairman of the Board of Directors of Old Line Bank since 1994 and of Old Line Bancshares, Inc. since its incorporation in April 2003 and has served as a member of the Board of Directors of Old Line Bank since 1988. Mr. Clark is a member of each of the Board of Directors’ committees. Mr. Clark resides in Lusby, Maryland. The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believe that Mr. Clark’s experience managing and operating his own business, his affiliations within the local community and his active involvement in the founding and oversight of Old Line Bank uniquely qualify him to be Chairman and a member of the Board of Directors.
     Gail D. Manuel, 54, is the owner and a Director of Trinity Memorial Gardens and Mausoleum in Waldorf, Maryland. She is a past member of the Board of Directors of the Charles County Chamber of Commerce and past President of Charles County Zonta Club. She resides in Welcome, Maryland. She has been a member of the Board of Directors of Old Line Bank since 1992 and Old Line Bancshares, Inc. since its incorporation in April 2003. Ms. Manuel serves on the Loan and Compensation Committees. The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank believes that Ms. Manual’s qualifications for serving on the Board of Directors of Old Line Bank and Old Line Bancshares, Inc. include her many years of active involvement with the Board of Directors, her experience owning and operating a small business in our market area and her long standing affiliations with the local business community.
     Gregory S. Proctor Jr., 46, is President and Chief Executive Officer of G.S. Proctor & Associates, Inc., a Maryland registered lobbying and consulting firm, which he established in 1995. He resides in Upper Marlboro, Maryland. He has been a member of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since 2004. He currently serves on the Loan and Nominating Committees. The Board of Directors believes his qualifications to serve as a Director of Old Line Bank and Old Line Bancshares, Inc. include his legislative knowledge, his management and consulting skills and his business affiliations in our market area.

     Suhas R. Shah, CPA, 55, is a principal and member of Source One Business Services, LLC, and has served in that capacity since 1986 and is a principal and shareholder of Regan, Russell, Schickner & Shah, P.A. and has served in that capacity since 1986. Source One Business Services, LLC provides cash flow and budgeting analysis, computer consulting and tax planning and preparation for corporations, individuals, estates and trusts, as well as litigation support, financial forecasts and merger and acquisitions advisory services to a variety of clients. Regan, Russell, Schickner & Shah, P.A. is a certified public accounting firm. Mr. Shah resides in Marriottsville, Maryland. He has been a member of the Board of Directors of Old Line Bancshares. Inc. and Old Line Bank since January 2006. He currently serves on the Asset and Liability Committee and as Chair of the Audit Committee. The Board of Directors believes that Mr. Shah’s qualifications for these positions include his educational background, extensive experience with public and financial accounting matters, his financial expertise, his accounting certification and his affiliations with the business community in our market area.
Term Expiring at the 2012 Annual Meeting
     Charles A. Bongar, Jr., 65 recently retired as a lawyer from the firm of Andrews, Bongar, Starkey & Woodside, P.A. The firm has an office in Waldorf, Maryland. He practiced law for over 35 years and specialized in real estate transactions, estate probate, and personal injury cases. Mr. Bongar resides in LaPlata, Maryland. He has been a member of the Board of Directors of Old Line Bank since 1993 and Old Line Bancshares, Inc. since its incorporation in 2003. He currently serves as Chair of the Compensation Committee. The Board of Directors believes that Mr. Bongar’s qualifications to sit on the Board of Directors and chair the Compensation Committee include his educational qualifications, his knowledge and experience in the legal field, his long term involvement and proven leadership with the board and his affiliations with the business community in our market area.
     Nancy L. Gasparovic, 62, is owner and operator of Title Professionals, Ltd., a real estate settlement company in LaPlata, Maryland. Ms. Gasparovic resides in Issue, Maryland. She has been a member of the Board of Directors of Old Line Bank since 1993 and Old Line Bancshares, Inc. since its incorporation in 2003. She is currently a member of the Asset and Liability Committee and serves as Chair of the Nominating Committee. The Board of Directors believes Ms. Gasparovic’s qualifications to serve as a Director of Old Line Bank and Old Line Bancshares, Inc. include her many years of active involvement with the Board of Directors, her experience and expertise in the real estate settlement industry and business and personal affiliations in our market area.
     Frank Lucente, Jr., 68, is Chairman of Chesapeake Custom Homes, a suburban Maryland residential home builder and developer, and Chairman of Lucente Enterprises, a land development holding company. Mr. Lucente resides in Tequesta, Florida. He has been a member of the Board of Directors of Old Line Bank since 2002 and Old Line Bancshares, Inc. since its incorporation in 2003. He has served as Vice Chairman of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since 2003. He is currently a member of the Loan Committee. The Board of Directors believes Mr. Lucente’s qualifications for these positions include business affiliations in our market area, his knowledge of the real estate industry and his operational and management expertise gained from several years as a business owner.
     John M. Suit, II, 65, served as Senior Vice President for Branch Banking and Trust from 2003 through his retirement in 2006. From 1996 until 2003, Mr. Suit served as Chairman of the Board of Farmers Bank of Maryland. Mr. Suit also served as President, CEO and Director of Farmers National Bancorp and Farmers National Bank of Maryland from 1989 to 1996. Mr. Suit lives in Annapolis, Maryland. He has served on the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank since January 2007. He currently serves on the Audit, Loan and Compensation Committees. The Board of Directors believes his qualifications for these positions include his educational foundation, his financial expertise and his leadership in the banking industry.

     The Board of Directors has determined that Directors Charles A. Bongar, Craig E. Clark, John P. Davey, Daniel W. Deming, James F. Dent, Nancy L. Gasparovic, Gail D. Manuel, John D. Mitchell, Gregory S. Proctor, Jr., Suhas R. Shah and John M. Suit, II are “independent” as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC.
Director Selection Process
     We maintain a standing Nominating Committee, comprised solely of independent directors who are responsible for identifying qualified individuals to become members of the Board of Directors and recommending director nominees to the Board of Directors. The Nominating Committee periodically reviews the composition and size of the Board of Directors and determines whether to add or replace directors.
     As outlined below, the Nominating Committee selects nominees for director and considers a variety of factors to ensure diversity and that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skill, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including high moral character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.
     The Board of Directors also conducts a self-assessment annually, which our Nominating Committee reviews and discusses with the Board. At a meeting of the non-management directors of the Board, the Nominating Committee presents this review and recommends individuals for re-election to the Board of Directors and any new individuals for nomination who may enhance the diversity of the Board of Directors.
Board Leadership Structure
     Craig E. Clark has served as Chairman of the Board of Directors of Old Line Bank since 1994 and of Old Line Bancshares, Inc. since its incorporation in April 2003. He has served as a member of the Board of Directors of Old Line Bank since its inception in 1989.
     The Chairman of the Board of Directors organizes the work of the Board and ensures that it has access to sufficient information to enable it to carry out its functions. Those functions include monitoring the company’s performance and the performance of management. The Chairman is also responsible for presiding over all meetings of the Board of Directors and stockholders, oversight of the distribution of information to Directors, appointment of committee members and the chairs of those committees as well as the oversight and strategic planning for Old Line Bancshares, Inc. and Old Line Bank.
     The Board of Directors believes that in order to maintain independent oversight of management it is important that the Chairman is not an officer or employee of Old Line Bancshares, Inc. or Old Line Bank. Independent directors and management provide different perspectives and roles in strategy development. The Chief Executive Officer sits on the Board of Directors to facilitate the dissemination of information and understanding between the Board of Directors and management but does not hinder the Board’s overall independence. Although the Board of Directors has not adopted a formal policy in this regard, the Chairman of the Board of Directors has been an independent director since inception of Old Line Bancshares, Inc.

BOARD MEETINGS AND COMMITTEES
     Old Line Bancshares, Inc.’s Board of Directors meets for regular meetings each month (usually the fourth Thursday of each month) and convenes additional special meetings as circumstances may require. The Board of Directors of Old Line Bancshares, Inc. and Old Line Bank met twelve times during 2009. Each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of Old Line Bancshares, Inc. and Old Line Bank of which he or she was a member during 2009.
     The Board of Directors of Old Line Bancshares, Inc. has standing Audit, Nominating and Compensation Committees. Old Line Bank also has a number of standing committees, including the Asset & Liability Committee, Audit Committee, Compensation Committee, Loan/Loan Review Committee and Nominating Committee. The members of Old Line Bancshares, Inc.’s and Old Line Bank’s Audit, Compensation and Nominating Committees are the same, and these committees typically hold joint meetings.
     Old Line Bancshares, Inc.’s policy provides that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of Old Line Bancshares, Inc.’s stockholders. All members of the Board of Directors of Old Line Bancshares, Inc. attended the 2009 annual meeting.
Oversight of Risk Management
     The Board of Directors has an active role in overseeing and monitoring Old Line Bancshares’ risk management processes. The Board of Directors regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity, compensation, financial reporting, strategic plan, products, security and operations. The Board of Directors oversees the risk management process through correlated committee processes and through Board management and/or participation in these committees. The Compensation Committee is responsible for overseeing the management of risks related to our executive and non-executive compensation plans. The Audit Committee has responsibility for oversight of financial reporting, information technology, security and regulatory risks. The Nominating Committee manages risk associated with the Board of Directors, including independence and competence of the directors. The Asset and Liability Committee, which consists of both directors and senior officers of Old Line Bank, is responsible for oversight of the management of risks associated with our policies and procedures related to financial management, interest rate sensitivity, liquidity, investment, and capital. The Loan Committee is responsible for management of risk associated with loans and reviews loans as set forth in Old Line Bank’s loan policy.
     Old Line Bancshares, Inc. also has an internal auditor that the Board of Directors considers its primary risk officer, who is an officer that reports to the Chair of the Audit Committee. On an annual basis, or more frequently if required, the Audit Committee approves a schedule of internal reviews and audits for this individual to complete. This individual reports the findings from these reviews and audits to the Audit Committee on at least a quarterly basis. The Chair of the Audit Committee makes a full report of each finding to the full Board of Directors and the internal auditor is present at each full, monthly Board meeting.
Asset and Liability Committee
     Old Line Bancshares, Inc.’s Asset and Liability Committee members are James W. Cornelsen, Craig E. Clark, Daniel W. Deming, Nancy L. Gasparovic, John D. Mitchell, Suhas R. Shah, John P. Davey, Christine M. Rush and Erin G. Lyddane. The Asset and Liability Committee held 12 meetings in 2009. The Committee’s responsibilities include (i) monitoring actual financial performance compared with established guidelines and plans, identifying causes for variances, and determining the actions needed to change performance; (ii) determining liquidity requirements and monitoring the sources and uses of liquidity, including the status of contingency plans; (iii) monitoring Old Line Bank’s exposure to potential interest rate changes and determining strategies to minimize the risk of loss; (iv) reviewing and revising as necessary the near-term forecast for sources and uses of funds and the pricing on these funds; and (v) managing and maintaining, in a manner consistent with the goals of the Board of

Directors capital adequacy, asset and investment quality, earnings at the maximum level possible within the constraints of prudent banking and the reasonable requirements of customers and the community, growth which is sound, profitable and balanced without the sacrifice of quality of service and ensuring compliance with applicable laws and banking regulations.
Audit Committee
     Old Line Bancshares, Inc.’s Audit Committee members are Craig E. Clark, Daniel W. Deming, John M. Suit, II, John D. Mitchell, Jr. and Suhas R. Shah. The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC and the rules and regulations of the Securities and Exchange Commission. In addition, the Board of Directors has determined that each committee member is able to read and understand fundamental financial statements, including Old Line Bancshares, Inc.’s consolidated balance sheet, income statement and cash flow statement. In addition, the Board of Directors has determined that Mr. Shah is an “audit committee financial expert” as the rules and regulations of the Securities and Exchange Commission define that term.
     The Audit Committee of Old Line Bancshares, Inc. and Old Line Bank held five meetings in 2009. The Audit Committee’s primary responsibilities are to assist the Board by monitoring (i) the integrity of the financial statements of Old Line Bancshares, Inc.; (ii) the independent auditors’ qualifications and independence; (iii) the performance of Old Line Bancshares, Inc.’s and its subsidiaries’ internal audit function and independent auditors; (iv) Old Line Bancshares Inc.’s system of internal controls; (v) Old Line Bancshares, Inc.’s financial reporting and system of disclosure controls; and (vi) Old Line Bancshares, Inc.’s compliance with legal and regulatory requirements.
     In addition, the Audit Committee was appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding Old Line Bancshares, Inc.’s accounting and auditing matters. Pursuant to procedures adopted by Old Line Bancshares, Inc., any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.
     The Audit Committee has a written charter, a copy of which is available in the shareholder relations section of Old Line Bank’s website at www.oldlinebank.com.
Nominating Committee
     Old Line Bancshares Inc.’s Nominating Committee members are Nancy L. Gasparovic, Craig E. Clark, John P. Davey and Gregory S. Proctor, Jr. The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC. The Nominating Committee has a written charter, a copy of which is available in the shareholder relations section of Old Line Bank’s website at www.oldlinebank.com. The Nominating Committee of Old Line Bancshares, Inc. held one meeting in 2009.
     The Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors and identifies and evaluates candidates for membership on the Board of Directors. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve. The Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.
     In identifying and evaluating candidates for membership on the Board of Directors, the Nominating Committee takes into account all factors it considers appropriate. These factors may include, ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skill, industry knowledge and experience, financial expertise, local or community ties and minimum individual qualifications, including high moral character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. However, the Committee retains the right to modify any or all of these factors from time to time. For additional information regarding the selection process, please refer to the Charter of the Nominating Committee of the Board of Directors of Old Line Bancshares, Inc.
     The Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of Old Line Bancshares, Inc. at 1525 Pointer Ridge Place, Bowie, Maryland 20716. Submissions must include sufficient biographical information concerning the recommended individual, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships for the Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating Committee will consider recommendations received by a date not later than 120 calendar days before the date the Proxy Statement was released to stockholders in connection with the prior year’s annual meeting for nomination at that annual meeting. The Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.
     The Nominating Committee identifies potential candidates through various methods, including but not limited to, recommendations from existing directors, customers and employees. In 2008, a customer recommended to the nominating committee that it consider Mr. Davey as a potential director.
     The Nominating Committee evaluates nominees for directors recommended by security holders in the same manner in which it evaluates any nominees for directors. Minimum qualifications include high moral character, mature judgment, familiarity with Old Line Bancshares Inc.’s business and industry, independence of thought and ability to work collegially.
Compensation Committee
     Old Line Bancshares, Inc.’s Compensation Committee members are Charles A. Bongar, Craig E. Clark, James F. Dent, Gail D. Manuel and John M. Suit, II. The Board of Directors has determined that each of these individuals is independent, as defined under the applicable rules and listing standards of the NASDAQ Stock Market LLC. The Compensation Committee of Old Line Bancshares, Inc. and Old Line Bank held five meetings in 2009.
     The Compensation Committee evaluates the performance of the President and Chief Executive Officer and makes recommendations to the Board of Directors regarding the President and Chief Executive Officer’s compensation. The Compensation Committee also reviews the current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. Based on recommendations from the President and Chief Executive Officer, the Compensation Committee approves compensation provided to members of executive management, excluding the President and Chief Executive Officer. The President and Chief Executive Officer bases his recommendation primarily on the Company’s results as outlined in the Incentive Plan Model and Stock Option Model, as well as his own evaluation of the officer’s performance during the year. The Compensation Committee also evaluates and recommends to the Board of Directors fees for non-employee board members. The Compensation Committee has adopted a written charter, a copy of which is available in the shareholder relations section of Old Line Bank’s website at www.oldlinebank.com.
     In October 2009, the Compensation Committee engaged the consulting firm, Blanchard Chase for the purpose of conducting an analysis of peer bank executive compensation. The Compensation Committee directed Blanchard Chase to identify peer banks, review our existing executive compensation structure, compare this compensation structure to the identified peer banks’ compensation structure and assist the Compensation Committee in developing a compensation structure or enhancing our existing compensation structure to ensure that it was competitive with the identified peer banks’ structure and compliant with all existing regulatory requirements.
DIRECTOR COMPENSATION
     The following table discloses all fees and other payments to each director for the fiscal year ended December 31, 2009.

		Value
	Fees Earned	of
	or	Option
Name	Paid in Cash	Awards(2)(3)	Total
Charles A. Bongar	$8,200	1,470	$9,670
Craig E. Clark	30,000	1,470	31,470
James W. Cornelsen(1)	—	—	—
John P. Davey	8,200	1,470	9,670
Daniel W. Deming	9,400	1,470	10,870
James F. Dent	9,200	1,470	10,670
Nancy Gasparovic	7,400	1,470	8,870
Frank Lucente	15,000	1,470	16,470
Gail D. Manuel	8,600	1,470	10,070
John D. Mitchell	9,200	1,470	10,670
Gregory S. Proctor	9,400	1,470	10,870
Suhas Shah	7,800	1,470	9,270
John M. Suit, II	11,400	1,470	12,870

(1)	Mr. Cornelsen is an executive officer and is not compensated for his services as a director.

(2)	The aggregate number of options outstanding is disclosed in the Security Ownership of Management and Certain Security Holders table.

(3)	We estimated the weighted average fair value of the options granted at $1.47 using the Black-Scholes option pricing model as outlined in footnote 20 in Item 8 Financial Statements of our 10-K for the year ended December 31, 2009.
     For 2009, each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, received $400 for each attended meeting of the Board of Directors, and $200 for each attended meeting of the asset & liability committee, the loan/loan review committee and the nominating committee. Each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also received $300 for each attended meeting of the Compensation Committee and the Audit Committee. Each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also received a $250 quarterly retainer. During 2009, the Chairman of the Board received an annual compensation of $30,000 and the Vice Chairman received an annual compensation of $15,000.
     In December 2009, the Board of Directors of Old Line Bank approved an amended compensation structure for the Directors of Old Line Bank. Beginning in January 2010, each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, will receive $400 for each attended meeting of the Board of Directors, and $200 for each attended meeting of the loan/loan review committee and the nominating committee. Each non-employee Director of Old Line Bank, other than the Chairman and Vice-Chairman will receive $300 for each attended meeting of the asset & liability committee. Each non-employee Director of Old Line Bank, other than the Chairman of the

Board and the Vice Chairman of the Board, will also receive $300 for each attended meeting of the Compensation Committee and the Audit Committee. The Chairmen of the Audit Committee and Compensation Committee will receive an additional $300 for each attended meeting of their respective committees. Each non-employee Director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, will also receive a $2,000 quarterly retainer. During 2010, the Chairman of the Board will receive an annual compensation of $40,000 and the Vice Chairman will receive an annual compensation of $20,000.
     Old Line Bancshares, Inc. has paid no cash remuneration, direct or otherwise, to its directors since its incorporation. It is expected that unless and until Old Line Bancshares, Inc. becomes actively involved in additional businesses other than owning all the capital stock of Old Line Bank, no separate cash compensation will be paid to the directors of Old Line Bancshares, Inc. in addition to that paid to them by Old Line Bank in their capacities as directors of Old Line Bank. However, Old Line Bancshares, Inc. may determine in the future that such separate cash compensation is appropriate.
     In addition to cash compensation, since 1997, Old Line Bancshares, Inc. or Old Line Bank (prior to Old Line Bank’s reorganization into the holding company structure) has granted options in December of each year to its non-employee directors. Historically, each non-employee director was granted an option to purchase 900 shares. In 2007, Old Line Bancshares, Inc. granted 1,000 shares. In 2008, Old Line Bancshares, Inc. did not grant options to non-employee directors.
     Old Line Bancshares, Inc. granted an option to each non-employee director in January 2009 to purchase 1,000 shares. All options were granted at fair market value, are exercisable immediately, and expire on the tenth anniversary of the grant date. Also, the options terminate (if not exercised) on the first anniversary of the termination of the director’s service on the Board of Directors.
     Old Line Bancshares, Inc. granted 300 shares of restricted stock to each non-employee director in January 2010. All stock was granted at market value and will vest on December 31, 2010. All shares terminate, if not vested, upon termination of the director’s service on the Board of Directors.

EXECUTIVE COMPENSATION
The following table sets forth the compensation paid by Old Line Bank to its Chief Executive officer and to any other executive officer who received total compensation in excess of $100,000 during 2009.
SUMMARY COMPENSATION TABLE

						Non-Qualified
			Restricted		Non-Equity	Deferred	All
Name and Principal			Stock	Option	Incentive Plan	Compensation	Other
Position	Year	Salary	Awards(4)	Awards(5)	Compensation(6)	Earnings	Compensation	Total
James W. Cornelsen	2009	$249,400	$52,412	$22,464	$93,525	$52,405	$11,062	$481,268
President & CEO(1)	2008	237,600	—	49,600	62,000	49,237	10,462	408,899

Joseph E. Burnett
Executive Vice	2009	172,300	24,121	10,338	52,690	42,325	8,144	309,918
President & CLO(2)	2008	164,100	—	17,000	34,100	39,776	8,273	263,249

Christine M. Rush
Executive Vice	2009	168,400	23,579	10,102	50,250	17,908	8,243	278,482
President & CFO(3)	2008	156,600	—	16,300	32,500	16,825	7,717	229,942

(1)	Other compensation includes $9,200 and $9,800 in contributions to Old Line Bank’s 401(k) retirement plan in 2008 and 2009 respectively; $532 in long-term disability insurance premiums paid on Mr. Cornelsen’s behalf in each of 2008 and 2009; and $730 in short-term disability insurance premiums paid on Mr. Cornelsen’s behalf in each of 2008 and 2009.

(2)	Other compensation includes $7,011 and $6,882 in contributions to Old Line Bank’s 401(k) retirement plan in 2008 and 2009 respectively; $532 in long-term disability premiums paid by Old Line Bank on Mr. Burnett’s behalf in each of 2008 and 2009; and $730 in short-term disability premiums paid by Old Line Bank on Mr. Burnett’s behalf in each of 2008 and 2009.

(3)	Other compensation includes $6,455 and $6,981 in contributions to Old Line Bank’s 401(k) retirement plan in 2008 and 2009 respectively; $532 in long-term disability insurance premiums paid by Old Line Bank on Ms. Rush’s behalf in each of 2008 and 2009; and $730 in short-term disability insurance premiums paid by Old Line Bank on Ms. Rush’s behalf in each of 2008 and 2009.

(4)	Restricted stock value is based on the share price at issuance of $7.13. Paid in February 2010 on previous year’s performance under Old Line Bancshares, Inc.’s Incentive Plan Model.

(5)	We estimated the weighted average fair value of the options granted at $1.47 and $1.90 using the Black-Scholes option pricing model as outlined in footnote 20 in Item 8 Financial Statements of our 10-K for the years ended December 31, 2008 and December 31, 2009, respectively.

(6)	Paid in January 2009 and February 2010 on previous year’s performance under Old Line Bancshares Inc.’s Incentive Plan Model.
Employment Agreements
     Old Line Bank has entered into employment agreements with each of James W. Cornelsen, Joseph W. Burnett and Christine M. Rush.
     On March 31, 2003, Old Line Bank entered into a new employment agreement with Mr. Cornelsen (replacing a 1999 agreement) to serve as the President and Chief Executive Officer of Old Line Bank and Old Line Bancshares Inc. This agreement provides for an initial term of five years and may be extended by the Board of Directors, in its sole discretion, for one additional year or such greater term as the Board of Directors deems appropriate. The Board of Directors has extended the term by one additional year in each December subsequent to execution of the agreement. Mr. Cornelsen’s employment agreement is currently set to expire in March 2015.

     Mr. Cornelsen’s agreement currently provides for a salary of $275,000 and Mr. Cornelsen may receive an annual bonus to be determined by the Board of Directors. In addition, Mr. Cornelsen is entitled to receive an annual grant of options to purchase at least 4,500 shares of common stock of Old Line Bancshares, Inc., assuming such options are available for grant under a stockholder approved stock option plan.
     The agreement terminates upon Mr. Cornelsen’s death or by mutual written agreement. In addition, Mr. Cornelsen may terminate the agreement within six months following (or in certain circumstances, in anticipation of) a “change in control,” as described below, or for good reason as described in the agreement. Old Line Bank may terminate the agreement for certain events constituting cause as described in the agreement. Either party may also terminate the agreement without cause or good reason or upon Mr. Cornelsen’s permanent disability provided that such party provides sixty days prior written notice to the other party.
     If Mr. Cornelsen terminates the agreement for good reason, or if Old Line Bank terminates Mr. Cornelsen’s employment without cause or because of permanent disability, Mr. Cornelsen will receive severance pay for the remaining term of the agreement in an amount equal to his average annual compensation over the prior five years. Mr. Cornelsen is not entitled to any severance pay under the agreement if he terminates the agreement without good reason or for permanent disability.
     If Mr. Cornelsen is terminated or terminates his employment in anticipation of or within six months following a change in control, he is entitled to a single payment equal to 2.99 times his average annual compensation over the prior five years, minus any other payments he receives that are contingent on the change in control. If the change in control payments were required to be paid in 2010, Mr. Cornelsen would receive approximately $709,826.
Pursuant to the employment agreement, a “change in control” will occur if:
•	any person or persons acting in concert acquires, whether by purchase, assignment, transfer, pledge or otherwise (including as a result of a redemption of securities), then outstanding voting securities of Old Line Bancshares, Inc, if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote 25% or more of any class of voting securities of Old Line Bancshares, Inc. or Old Line Bank, as the case may be;

•	within any twelve-month period (beginning on or after the effective date of the employment agreement) the persons who were directors of Old Line Bancshares, Inc. or Old Line Bank immediately before the beginning of such twelve-month period (the “Incumbent Directors”) cease to constitute at least a majority of such Board of Directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such Board of Directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors;

•	the stockholders of Old Line Bancshares, Inc. or Old Line Bank approve a reorganization, merger or consolidation with respect to which persons who were the stockholders of Old Line Bancshares, Inc. or Old Line Bank immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

•	all or substantially all of the assets of Old Line Bancshares, Inc. or Old Line Bank are sold, transferred or assigned to any third party.
     On March 31, 2003, Old Line Bank entered into employment agreements with Mr. Burnett and Ms. Rush to serve as Senior Vice Presidents of Old Line Bank. Each agreement has an initial term of two years and on each anniversary date of the agreement automatically extends for periods of one year unless

Old Line Bank terminates the automatic renewal by giving written notice ninety days prior to the renewal date. Old Line Bank did not provide such a notice within 90 days of March 31, 2010.
     Mr. Burnett’s and Ms. Rush’s agreements currently provide each a salary of $181,000. Each of these two officers may receive an annual discretionary bonus. In addition, these officers are each entitled to receive an annual grant of options to purchase at least 2,700 shares of common stock of Old Line Bancshares, Inc., assuming such options are available for grant under a stockholder approved stock option plan.
     Each agreement terminates upon the employee’s death or physical or mental incapacitation that has left the employee unable to perform his or her duties for a period of sixty consecutive days. In addition, the employee may terminate his or her agreement by giving Old Line Bank sixty days written notice. Old Line Bank may terminate each agreement for certain events constituting cause as described in the agreements. Each employee is entitled to receive the remaining balance of his or her unused vacation and personal leave at the termination of employment unless the employee is terminated for cause.
Other Executive Benefits
     Incentive Plan Model and Stock Option Model
     In 2005, our Board of Directors approved an Incentive Plan Model and a Stock Option Model for Messrs. Cornelsen and Burnett and Ms. Rush. The Incentive Plan Model and the Stock Option Model provided mechanisms under which the Compensation Committee could, in its discretion, authorize cash and equity compensation bonuses to the executive officers.
     The models provide the Compensation Committee with guidelines for determining discretionary bonuses. When granted, the cash bonus under the Incentive Plan Model is calculated by multiplying the named executive’s base salary by a percentage factor calculated based on our return on assets, return on equity and earnings per share at a threshold, target and stretch level. The options to be granted under the Stock Option Model depend on whether Old Line Bancshares, Inc. met the cumulative threshold, target and stretch levels for our return on assets, return on equity and earnings per share. If met, options with a value equal on the date of grant to a percentage of the executive’s base salary based on the Black-Scholes pricing model are issued to the executives.
     Under the 2005 Incentive Plan Model, at the target levels, Mr. Cornelsen would be eligible to receive a bonus equal to 25% of his base salary and Mr. Burnett and Ms. Rush would be eligible to receive a bonus equal to 20% of their base salaries. Under the Stock Option Model, at the target levels, the officers would be eligible to receive options with a value equal on the date of grant to 20% (for Mr. Cornelsen) or 15% (for Mr. Burnett and Ms. Rush) of base salary based on Black-Scholes pricing model.
     The Compensation Committee designed the incentive structure to reward achievement based on Old Line Bancshares, Inc.’s return on assets, return on equity and earnings per share, and to discourage the achievement of one metric at the expense of the others. The Board of Directors and the Compensation Committee of the Board of Directors are authorized to adjust, modify or terminate the models, in full or in part, at any time in their sole discretion.
     As previously mentioned, in October 2009, the Compensation Committee retained the services of a compensation consultant for the purpose of conducting an analysis of peer bank executive compensation as well as to conduct a review of our existing compensation structure for compliance and competitiveness. Based on their findings, in January 2010 our Board of Directors approved a modification to the Incentive Plan Model and Stock Option Model for our named Executive Officers and added a new metric for the calculation of incentives. In addition to return on assets, return on equity and earnings per share, a threshold, target and stretch goal for non-performing assets will be included in the calculation going forward. Incentives will be provided to our executives in the form of restricted stock used in conjunction with a combination of cash and stock options in order to encourage focus on long term objectives as well as short term goals.

     Under the 2010 Incentive Plan Model, at the target levels, Mr. Cornelsen would be eligible to receive a bonus equal to 25% of his base salary and Mr. Burnett and Ms. Rush would be eligible to receive a bonus equal to 20% of their base salaries. Under the Equity Incentive Model, at the target levels, the officers would be eligible to receive shares of restricted stock and/or options with a total value equal on the date of grant to 20% (for Mr. Cornelsen) or 15% (for Mr. Burnett and Ms. Rush) of base salary based on the Black-Scholes pricing model.
     The Board of Directors and the Compensation Committee of the Board of Directors have certified that the incentive compensation arrangements do not encourage unnecessary and excessive risks that threaten the value of Old Line Bank.
     The Stock Option Model does not affect the minimum number of options that the executives are entitled to receive as provided for in their employment agreements, subject to the terms of those agreements.
     On January 28, 2010, the Compensation Committee of the Board of Directors of Old Line Bancshares, Inc. and Old Line Bank, reviewed the financial performance of Old Line Bancshares, Inc. and Old Line Bank for the fiscal year ended December 31, 2009 in order to determine what, if any, cash bonus or incentive stock option bonus should be paid to the executive officers pursuant to the Incentive Plan Model and Stock Option Model. In making its review, the Compensation Committee reviewed Old Line Bancshares, Inc.’s actual financial performance.
     Based on this review, effective January 28, 2010, we issued incentive stock rewards to Mr. Cornelsen, Mr. Burnett and Ms. Rush that consisted of stock options and restricted stock as follows:

	Number
	of	Exercise
Name of Officer	Options	Price
James W. Cornelsen	11,823	$7.13
Joseph E. Burnett	5,441	7.13
Christine M. Rush	5,317	7.13
     One-third of the option grant vested as of January 28, 2010, one-third of the option grant will vest on January 28, 2011 and one-third of the option grant will vest on January 28, 2012. The options were issued from our 2004 Equity Incentive Plan.
     Effective January 28, 2010, we issued shares of restricted stock to Mr. Cornelsen, Mr. Burnett and Ms. Rush as follows:

	Number of
	Restricted	Stock
Name of Officer	Shares	Price
James W. Cornelsen	7,351	$7.13
Joseph E. Burnett	3,383	7.13
Christine M. Rush	3,307	7.13
     The restricted stock also has a three year vesting schedule; one-third of the restricted stock grant will vest on January 28, 2011, one-third of the restricted grant will vest on January 28, 2012 and one-third of the restricted stock will vest on January 28, 2013.
     Salary Continuation Agreements and Supplemental Life Insurance Agreements
     On January 3, 2006, Old Line Bank entered into Supplemental Life Insurance Agreements and Salary Continuation Agreements and started accruing for a related annual expense, with Mr. Cornelsen, Mr. Burnett and Ms. Rush. On February 26, 2010, the Salary Continuation Agreements were modified to include an increased benefit to each executive.

     Under the Supplemental Life Insurance Agreements, Old Line Bank is obligated to cause the payment of death benefits to the executives’ designated beneficiaries in the following amounts: Mr. Cornelsen— $1,260,777; Mr. Burnett — $703,465 and Ms. Rush — $797,618.
     Under the Salary Continuation Agreements, and in accordance with the conditions specified therein, benefits accrue over time from the date of the agreement until the executive reaches the age of 65. Upon full vesting of the benefit, the executives will be paid the following annual amounts for 15 years: Mr. Cornelsen — $159,783; Mr. Burnett — $24,651; and Ms. Rush — $77,783. Mr. Burnett will receive an additional $5,895 per year if he continues his employment with us until he reaches age 68. The agreements provide for early termination and disability benefits. The agreements also provide for 100% vesting in the event of a separation from service (defined as the termination of the executive’s employment for any reason other than death or disability) following a change in control (as defined in the agreements). Change in control is defined in the agreements by reference to the definition in Section 409A of the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

The following charts show the annual amount of payments that will be made to the executives pursuant to the Salary Continuation Agreements:
James W. Cornelsen

		Early
Assumed		Termination	Disability	Change in
Separation		Annual	Annual	Control Annual
Date	Age	Benefit(1)	Benefit(1)	Benefit(2)
1/1/2010	55	38,793	38,793	100,753
1/1/2011	56	51,456	51,456	105,790
1/1/2012	57	64,120	64,120	111,079
1/1/2013	58	76,783	76,783	116,634
1/1/2014	59	89,446	89,446	122,465
1/1/2015	60	102,109	102,109	128,589
1/1/2016	61	114,774	114,774	135,018
1/1/2017	62	127,437	127,437	141,769
1/1/2018	63	140,100	140,100	148,858
1/1/2019	64	152,763	152,763	156,301
6/23/2019 (3)	65	159,738	159,738	159,738

Joseph E. Burnett

		Early
Assumed		Termination	Disability	Change in
Separation		Annual	Annual	Control Annual
Date	Age	Benefit(1)	Benefit(1)	Benefit(2)
1/1/2010	64	18,446	18,446	27,013
12/10/2010 (3)	65	24,651	24,651	28,269
1/1/2012	66	2,948	2,948	5,347
1/1/2013	67	4,421	4,421	5,614
12/10/2013 (3)	68	5,895	5,895	5,895

Christine M. Rush

		Early
Assumed		Termination	Disability	Change in
Separation		Annual	Annual	Control Annual
Date	Age	Benefit(1)	Benefit(1)	Benefit(2)
1/1/2010	53	14,784	14,784	45,054
1/1/2011	54	20,358	20,358	47,307
1/1/2012	55	25,932	25,932	49,672
1/1/2013	56	31,507	31,507	52,156
1/1/2014	57	37,081	37,081	54,764
1/1/2015	58	42,655	42,655	57,502
1/1/2016	59	48,229	48,229	60,377
1/1/2017	60	53,804	53,804	63,396
1/1/2018	61	59,378	59,378	66,566
1/1/2019	62	64,952	64,952	69,894
1/1/2020	63	70,526	70,526	73,389
1/1/2021	64	76,101	76,101	77,058
3/6/2021 (3)	65	77,773	77,773	77,773

(1)	Payments are made in 180 equal monthly installments commencing within 60 days following normal retirement age.

(2)	Payments are made in 180 equal month installments commencing at separation of service.

(3)	This is the date the executive reaches normal retirement age.

The following table discloses information about unexercised options and equity incentive plan awards outstanding as of the end of the Company’s last fiscal year.
OUTSTANDING EQUITY AWARDS
AT FISCAL YEAR-END
DECEMBER 31, 2009
Option Awards

		Number of Securities
	Number of Securities	Underlying Unexercised
	Underlying Unexercised	Options:	Option Exercise	Option
	Options: Exercisable	Unexercisable(1)	Price	Expiration Date
James W. Cornelsen	11,267	22,533	6.3000	01/22/2019
	12,133	6,067	7.7500	01/31/2018
	15,000	—	10.4800	01/25/2017
	19,700	—	10.4400	12/31/2015
	10,800	—	9.8250	12/31/2014
	4,500	—	9.5833	12/31/2013
	4,500	—	4.9440	12/31/2012
	4,500	—	4.3889	12/31/2011
	4,500	—	3.6000	12/31/2010

Total	86,900	28,600

Joseph E. Burnett	2,900	5,800	6.3000	01/22/2019
	6,533	3,267	7.7500	01/31/2018
	5,200	—	10.4800	01/25/2017
	8,800	—	10.4400	12/31/2015
	3,960	—	9.8250	12/31/2014
	2,700	—	9.5833	12/31/2013

Total	30,093	9,067

Christine M. Rush	2,717	5,433	6.3000	01/22/2019
	6,200	3,100	7.7500	01/31/2018
	5,000	—	10.4800	01/25/2017
	8,300	—	10.4400	12/31/2015
	3,960	—	9.8250	12/31/2014
	2,700	—	9.5833	12/31/2013

Total	28,877	8,533

*	1/2 of unexercisable options with an expiration date of 01/22/2019 will become exercisable on January 22, 2010 and 1/2 will become exercisable on January 22, 2011. Unexercisable options with an expiration date of 01/31/2018 will become exercisable on January 31, 2010

Information Regarding Executive Officers Who are Not Directors and Key Employees
     Executive Officers
     Joseph E. Burnett, 64, joined Old Line Bank as a Senior Vice President and Chief Lending Officer in August 2001 and was promoted to Executive Vice President in May 2006. He is also an Executive Vice President of Old Line Bancshares, Inc. He has over 44 years of banking experience in the Washington, D.C. metropolitan area specializing in commercial transactions. Prior to joining Old Line Bank, Mr. Burnett was a Senior Vice President in Commercial Lending at Farmers Bank for two years (1999-2001) and at Suburban Bank for twelve years (1987-1999). Mr. Burnett is the brother in law of Sandi F. Burnett.
     Sandi F. Burnett, 52, Executive Vice President of Old Line Bank, joined Old Line Bank in 2005 as Senior Vice President and the team leader for the College Park loan production office. In January 2010, she was promoted to Executive Vice President. Prior to joining Old Line Bank, she was employed by BB&T, a major south-eastern regional bank, most recently as a City Executive, Senior Vice President. In this capacity, she was responsible for supervising the overall team management, portfolio quality and growth within suburban Maryland, principally Prince George’s County. Prior to this position, she was employed by Commerce Bank, a local bank that merged into BB&T in 1999. She started with Commerce Bank in 1994. Ms. Burnett is a career banker with over 30 years of commercial banking experience. Ms. Burnett is the sister in law of Joseph W. Burnett.
     Christine M. Rush, 54, joined Old Line Bank in 1998. She is an Executive Vice President, the Chief Financial Officer, the Chief Credit Officer and the Secretary of Old Line Bank. She is also an Executive Vice President, Chief Financial Officer and the Secretary of Old Line Bancshares, Inc. Prior to joining Old Line Bank, Ms. Rush was a Vice President in Commercial Lending and Cash Management at Signet Bank. She has over 32 years banking and financial management experience.
     Key Employees
     Michael Ahearn, 44, Senior Vice President, joined Old Line Bank in December 2009 as the team leader of our Greenbelt loan production office. He was previously the Senior Vice President and Commercial Lending Group Leader at The Columbia Bank in Greenbelt, Maryland. Before joining Columbia, He was a Commercial Lending Officer and Senior Credit Analyst at Nations Bank. He has 18 years of experience in commercial lending and was previously an instructor at the American Institute of Banking.
     William J. Bush, CPA, 45, Senior Vice President of Old Line Bank, has been the team leader for the Anne Arundel County market since May 2007. Prior to joining Old Line Bank, he served as Senior Vice President of the Commercial Banking Group of Annapolis Banking and Trust Company, an affiliate of Mercantile Bankshares Corporation, where he was responsible for the production, quality and growth of the division. He is licensed as a Certified Public Accountant and has over 20 years of experience in the banking industry. He resides in Arnold, Maryland.
     Jeffrey Franklin, 44, Senior Vice President of Old Line Bank, has been in charge of branch operations of Old Line Bank since March 2002. Prior to joining Old Line Bank, he was a Vice President at The Columbia Bank where he was responsible for various aspects of branch operations for six years. Prior to his tenure at The Columbia Bank, he held various positions at First Virginia Bank. Mr. Franklin has over 21 years of banking experience.
     Erin G. Lyddane, 36, Treasurer and Senior Vice President of Old Line Bank, has been responsible for the daily operations of the bank and financial reporting since February 2000. She has worked in various positions at the bank, including Vice President, Assistant Vice President, Branch Manager, Assistant Treasurer and Cashier. She joined Old Line Bank in 1992.

     The officers of Old Line Bancshares, Inc. and Old Line Bank are elected annually by the respective Boards of Directors following the annual meeting of stockholders and serve for terms of one year or until their successors are duly elected and qualified except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. See “Executive Compensation — Employment Agreements.”
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     The federal securities laws require that Old Line Bancshares, Inc.’s directors and executive officers and persons holding more than ten percent of its outstanding shares of common stock are required to report their ownership and changes in such ownership to the Securities and Exchange Commission and Old Line Bancshares, Inc. Based solely on its review of the copies of such reports, Old Line Bancshares, Inc. believes that, for the year ended December 31, 2009, all Section 16(a) filing requirements applicable to Old Line Bancshares, Inc.’s officers, directors and greater than ten percent shareholders were complied with on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Old Line Bank has had in the past, and expects to have in the future, banking transactions with directors and executive officers and the business and professional organizations in which they are associated in the ordinary course of business. Any loans and loan commitments are made in accordance with all applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unrelated persons. In the opinion of management, these transactions do not and will not involve more than the normal risk of collectibility or present other unfavorable features. Directors or officers with any personal interest in any loan application are excluded from considering any such loan application. The aggregate amount of loans outstanding to Old Line Bank’s directors, executive officers and their affiliates at December 31, 2009 was approximately $1.5 million and at December 31, 2008 was approximately $890,000.
     Old Line Bank has entered into various transactions with firms in which owners are also members of the Board of Directors. Fees charged for these services are at similar rates charged by unrelated parties for similar work. We paid to these parties a total of $21,566 and $15,481 during the years ended December 31, 2009 and December 31, 2008, respectively.
     Old Line Bancshares, Inc. has a 62.50% or $1.2 million investment in Pointer Ridge. Frank Lucente, a director of Old Line Bancshares, Inc. and Old Line Bank, controls 12.50% of Pointer Ridge. In 2009 and 2008, Old Line Bank paid Pointer Ridge $526,495 and $513,939, respectively.
PROPOSAL II
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
     The Board of Directors has ratified and confirmed the Audit Committee’s selection of Rowles & Company, LLP as Old Line Bancshares, Inc.’s independent public accountants for 2010, subject to ratification by the stockholders. Rowles & Company, LLP has served as Old Line Bank’s independent public accountants since 1995 and the Audit Committee and management consider Rowles & Company, LLP to be well qualified. They have issued no qualified opinions during such engagement.
     A representative of Rowles & Company, LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.
     Approval of this proposal requires a majority of votes cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the vote for this proposal.

     If the stockholders fail to ratify this appointment, the Audit Committee will reconsider whether to retain Rowles & Company, LLP and may retain that firm or another firm without resubmitting the matter to Old Line Bancshares, Inc.’s stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent public accountants at any time during the year if it determines that such change would be in the best interests of Old Line Bancshares, Inc. and its stockholders
     The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Rowles & Company, LLP as independent public accountants for 2010.
AUDIT COMMITTEE REPORT
     The Audit Committee has (1) reviewed and discussed Old Line Bancshares, Inc.’s audited financial statements with Old Line Bancshares, Inc.’s management and representatives of Rowles & Company, LLP, the independent auditors; (2) discussed with Rowles & Company, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) has received the written disclosures and the letter from Rowles & Company, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Rowles & Company, LLP the independence of Rowles & Company, LLP. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2009 be included in Old Line Bancshares, Inc.’s Annual Report on Form 10-K for the last fiscal year.

Audit Committee:

By:	Suhas R. Shah, CPA, Chairman
Craig. E. Clark
Daniel W. Deming
John D. Mitchell, Jr.
John M. Suit, II
Audit and Non-Audit Fees
     The following table presents fees for professional audit services rendered by Rowles & Company, LLP for the audit of Old Line Bancshares, Inc.’s annual consolidated financial statements for the years ended December 31, 2009 and December 31, 2008 and fees billed for other services rendered by Rowles & Company, LLP during those periods.

	Year Ended
	December 31,
	2009	2008
Audit Fees(1)	$45,500	$43,350
Tax Fees(2)	7,567	6,417

All Other Fees(3)	—	920

Total	$53,067	$50,687

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Old Line Bancshares, Inc.’s consolidated (or Old Line Bank’s) annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that Rowles & Company, LLP normally provides in connection with statutory and regulatory filings or engagements.

(2)	Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(3)	All Other Fees in 2008 are for discussions regarding the accounting for the preferred stock issued.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
     Old Line Bancshares, Inc.’s audit committee approves the engagement before Old Line Bancshares, Inc. or Old Line Bank engages the independent auditor to render any audit or non-audit services.
PROPOSAL III
OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN
     The Board of Directors, on February 25, 2010, adopted the Old Line Bancshares, Inc. 2010 Equity Incentive Plan (the “2010 Plan”), subject to stockholder approval. To date, no grants have been made under the 2010 Plan.
     The purpose of the Plan is to advance the interests of Old Line Bancshares, Inc. (the “Company”) by providing directors and selected employees of Old Line Bank (the “Bank”), the Company, and their affiliates with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees, and other stockholders.
     The 2010 Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, and other stock-based awards, or any combination of the foregoing.
     Old Line Bancshares, Inc. currently has two other equity incentive plans with shares available for future awards, the 2001 Incentive Stock Option Plan as amended (the “2001 Plan”) and the 2004 Equity Incentive Plan (the “2004 Plan”). As of April 16, 2010, there were 200 shares of Common Stock available for grant under the 2001 Plan and 31,408 shares of Common Stock available under the 2004 Plan. The Board of Directors believes that these numbers are not sufficient to meet Old Line Bancshares, Inc.’s anticipated needs going forward. Regardless of whether the 2010 Plan is adopted, Old Line Bancshares, Inc. will continue making grants under the existing plans to the extent shares are available under such Plans.
     The 2010 Plan like the existing 2004 Plan provides for the grant of restricted stock and cash-based awards in addition to stock options. This is intended to, among other things:
•	align employee rewards with the long term interest of Old Line Bancshares, Inc. and its stockholders;

•	be consistent with many compensation plans that provide for incentive vehicles in addition to stock options;

•	permit Old Line Bancshares, Inc. to be competitive with other companies that are using other incentives in addition to stock options; and

•	provide Old Line Bancshares, Inc. with the flexibility to respond, if necessary or appropriate, to changes in the accounting for stock options and other regulatory changes.

     The 2010 Plan limits the aggregate number of shares of common stock as to which options, restricted stock, or other stock based awards that may be granted to 250,000 shares, representing, together with options outstanding or that may be granted under the 2001 or 2004 Plans, less than 15.55% of the outstanding shares of Common Stock.
     Old Line Bancshares, Inc. intends to file a registration statement under the Securities Act of 1933, as amended, to register the shares of common stock to be issued pursuant to the 2010 Plan.
     The following is a summary of the material terms of the 2010 Plan and is qualified in its entirety by reference to the 2010 Plan. A copy of the 2010 Plan and forms of agreements thereunder are attached as Appendix A to this proxy statement. Terms not otherwise defined have the meanings assigned to such terms in the 2010 Plan.
Eligibility
     All of the Company’s, the Bank’s and their affiliates’ employees, including executive officers, non-employee directors, and all other individuals providing bona fide services to or for the Company, the Bank or an affiliate, such as consultants and independent contractors (“Eligible Persons”), are eligible to receive grants of Awards under the 2010 Plan.
     As of March 1, 2010, approximately 73 employees (including executive officers) and 12 non-employee Directors were eligible to be selected by the Administrator to receive Awards under the 2010 Plan.
Administration
     The 2010 Plan is administered by the Board of Directors or a committee appointed by the board (the “Administrator”). We expect the Compensation Committee to administer the 2010 Plan. In addition, as permitted by applicable law, the Board of Directors may authorize an officer or officers to grant Awards, other than stock Awards, to other officers and employees of the Company and its affiliates, who serves as the Administrator of the 2010 Plan to the extent authorized. The Administrator has full power and authority, consistent with the terms of the 2010 Plan, among other things, to determine the eligible persons to whom Awards are granted, the types of Awards to be granted, the number of shares of common stock covered by or used for reference purposes for each Award, whether to modify, amend, extend or renew existing Awards, and the terms, limitations, restrictions and conditions of all Awards, including the exercise price of options, whether an option is an incentive stock option or a non-qualified stock option, exceptions to nontransferability, any performance goals applicable to Awards, and provisions relating to vesting and the period of exercise or restriction.
     Subject to the provisions of the 2010 Plan, the Administrator may construe and interpret the 2010 Plan and Awards granted under the 2010 Plan (including the agreements evidencing such Awards). The Administrator may adopt, and interpret such rules and regulations relating to the 2010 Plan and make all other determinations for the administration of the 2010 Plan. The determinations of the Administrator on the matters outlined above are binding and final.
Stock Subject to the 2010 Plan
     The maximum number of shares of the Company’s common stock that may be issued with respect to Awards granted under the 2010 Plan is 250,000 plus (i) any shares of common stock that are available under the 2004 Plan as of its termination date and (ii) shares of common stock subject to options granted under the 2004 Plan that expire or terminate without having been fully exercised. This number of shares of common stock with respect to which Awards may be issued under the 2010 Plan may be adjusted to reflect any changes in the outstanding common stock as discussed below under “Capital Adjustments.”
     If an option expires or terminates without having been fully exercised, or if shares of restricted stock are forfeited, then the unissued shares of common stock that had been subject to the Award will be available for the grant of additional Awards.

Options
     Options granted under the 2010 Plan will either be (i) incentive stock options or (ii) non-qualified stock options. Incentive stock options may only be granted to employees or directors of the Company, the Bank or an eligible affiliate on the date of grant. Each option granted under the 2010 Plan will be identified either as a non-qualified stock option or an incentive stock option and will be evidenced by an Agreement that specifies the terms and conditions of the option.
     The exercise price of an option granted under the 2010 Plan may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. However, in the case of an incentive stock option granted to an employee who, on the date of grant, is the beneficial owner of at least 10% of the common stock, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant.
     The period during which an option granted under the 2010 Plan will be exercisable, as determined by the Administrator, will be set forth in the agreement evidencing the option Award. However, an incentive stock option may not be exercisable for more than ten years from its date of grant.
Stock Appreciation Rights
     The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of the Company’s common stock over the base price per share of the SAR, which may not be less than the fair market value on the date of grant. Payment for SARs may be in cash, stock or any combination of cash and stock.
Restricted and Unrestricted Stock Awards
     The Administrator may grant shares of restricted or unrestricted stock under the 2010 Plan, subject to terms and conditions in the 2010 Plan.
     Shares of restricted stock granted under the 2010 Plan will consist of shares of common stock that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as determined by the Administrator, including but not limited to duration of service or the achievement of one of more performance goals (as discussed further below). Generally, if the Participant’s employment or service as a director terminates during the vesting period for any reason other than in connection with a change of control or because of the Participant’s retirement, death or Disability, any shares of unvested restricted stock will be forfeited.
     Under the 2010 Plan, the Administrator may remove any or all the restrictions imposed on any Award of restricted stock after the issuance of such Award on such terms and conditions as the Administrator deems appropriate.
Performance Awards
     The Administrator may grant performance awards under the 2010 Plan, which become payable upon the attainment of one or more performance goals established by the Administrator. Performance awards may be paid by delivery of cash, common stock or any combination thereof.
     Performance goals established by the Administrator may be based on one or more business criteria that apply to either an individual or group of individuals, the Company, the Bank and/or one or more of its affiliates and over such period as the Administrator may designate. Such performance goals can be based on operating income, earnings or earnings growth, sales, return on assets, equity or investments, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.

Phantom Stock
     A grant of phantom stock entitles the holder thereof to receive the market value of an equivalent number of shares of common stock on the settlement date determined by the Administrator. An award of phantom stock may be settled in cash, stock or a combination thereof, as set forth in the agreement evidencing the award of phantom stock. The Administrator will determine the other terms and conditions of any phantom stock award, which will be set forth in the agreement evidencing the Award.
Other Stock-Based Awards
     The Administrator is also authorized to grant other types of stock-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to the Company’s common stock, subject to terms and conditions in the 2010 Plan.
Transferability
     Except as otherwise determined by the Administrator and set forth in the agreement evidencing an Award (and in any case with respect to an incentive stock option), no Award granted under the 2010 Plan is transferable other than by will or the applicable laws of descent and distribution in the event of the participant’s death, or pursuant to the terms of a “qualified domestic relations order” (as defined in Section 414(p) of the Code). Unless otherwise determined by the Administrator, during the grantee’s lifetime, an Award may be exercised only by the grantee or, during a period the grantee is under a legal disability, by the grantee’s guardian or legal representative.
Capital Adjustments
     If the outstanding common stock of the Company changes as a result of a stock dividend, spin-off, stock split, reverse stock split, split-up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination or similar occurrence, then (a) the maximum number of shares of common stock as to which Awards may be granted under the 2010 Plan and (b) the number of shares covered by and the exercise price and other terms of outstanding Awards will automatically be adjusted to reflect such event, unless the Board of Directors determines that no adjustment to the maximum number of shares issuable under the 2010 Plan will be made.
Termination, Amendment and Modification
     The Board of Directors may amend or terminate the 2010 Plan or any portion thereof at any time, but no amendment or modification may impair the rights of any grantee under any outstanding Award without his or her consent. However, after the 2010 Plan has been approved by the stockholders of the Company, the Board of Directors may not amend or modify the 2010 Plan or any portion thereof without the approval of the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations. Furthermore, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the 2010 Plan. In addition, the Administrator may not make any modifications, amendments, extensions or renewals of outstanding Awards without the consent of the affected Award holder if such action would materially adversely affect any outstanding Award.
Change of Control
     In the event of a change of control of the Company (as defined in the 2010 Plan), holders of options and other Awards that are exercisable or convertible, or that become exercisable or convertible upon or prior to a change of control as provided for in the agreement evidencing such Award, may exercise or convert such Awards immediately prior to the change of control. If the agreement evidencing the Award makes no provision for the acceleration of exercisability or conversion of the Award in connection with a change of control, any unvested portion of such Award may terminate upon the change of control.

Term of the 2010 Plan
     Unless sooner terminated by the Board of Directors, the 2010 Plan will terminate 10 years from the date that it is approved by the stockholders, or May 27, 2020. The termination of the 2010 Plan will not, however, affect the validity of any Awards outstanding on the date of termination.
Summary of Certain Federal Income Tax Consequences
     The following discussion briefly summarizes certain United States federal income tax aspects of Awards granted pursuant to the 2010 Plan. State and local tax consequences may differ.
     Incentive Stock Options. An option holder will not recognize income on the grant or exercise of an incentive stock option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item that is required to be included in income for purposes of the alternative minimum tax. If an option holder does not exercise an incentive stock option within certain specified periods after termination of employment, the option holder will recognize ordinary income on the exercise of an incentive stock option in the same manner as on the exercise of a non-qualified stock option, as described below.
     The general rule is that gain or loss from the sale or exchange of shares of common stock acquired on the exercise of an incentive stock option will be treated as capital gain or loss; provided, however, that if certain holding period requirements are not satisfied the option holder generally will recognize ordinary income at the time of the disposition. Gain recognized on the disposition in excess of the ordinary income resulting there-from will be capital gain, and any loss recognized will be a capital loss.
     Non-qualified stock options, stock appreciation rights, awards of phantom stock and performance awards. A grantee generally is not required to recognize income on the grant of a non-qualified stock option, stock appreciation right, phantom stock award or performance award. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option or stock appreciation right is exercised or in the case of an award of phantom stock or a performance award on the date of payment of such Award in cash or shares of common stock. In general, the amount of ordinary income required to be recognized (a) in the case of a non-qualified stock option, is an amount equal to the excess, if any, of the fair market value of the shares of common stock on the exercise date over the exercise price, (b) in the case of a stock appreciation right, the amount of cash and the fair market value of any shares of common stock received on exercise, and (c) in the case of an award of phantom stock or a performance award, the amount of cash and the fair market value of any shares of common stock received. In all three of these instances, ordinary income also includes the amount of any taxes withheld upon payment of the Award.
     Restricted Stock. Shares of restricted stock awarded under the 2010 Plan will be subject to a substantial risk of forfeiture for the period of time specified in the Award. Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee generally is not required to recognize ordinary income on the award of restricted stock. Instead, on the date the substantial risk of forfeiture lapses, the grantee will be required to recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock on such date over the amount, if any, paid for such shares. If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares are awarded, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of award over the amount, if any, paid for such shares. In such case, the grantee will not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.
     Unrestricted Stock. In general, a grantee is required to recognize ordinary income on the date of issuance of unrestricted shares of common stock to the grantee equal to the excess, if any, of the fair market value of such shares on such date over the amount, if any, paid for such shares.
     Gain or Loss on Sale or Exchange of Common Stock. A grantee will recognize gain or loss upon the sale or exchange of shares of common stock granted or awarded under the 2010 Plan. In general, gain or loss from the sale or exchange of shares of common stock granted or awarded under the 2010 Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. Whether such capital gain or capital loss is long-term or short-term will depend upon the period of time the grantee holds the shares once they are acquired. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares of common stock acquired upon exercise of an incentive stock option (a “disqualifying disposition”), a grantee generally will be required to recognize ordinary income upon such disposition.
     The capital gain or loss will be equal to the difference between the selling price and the optionee’s basis in the stock. For options, the basis is generally the sum of the option price plus the amount of taxable income the optionee reported upon the exercise of the option.
     Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an incentive stock option. However, if a grantee is required to recognize income as a result of a disqualifying disposition, the Company will generally be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option (including an incentive stock option that is treated as a non-qualified stock option, as described above), a stock appreciation right, a stock award, an award of phantom stock or a performance award, the Company will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the grantee, provided that certain income tax reporting requirements are satisfied.
     Parachute Payments. Where payments to certain persons that are contingent on a change in control exceed limits specified in Section 280G of the Code, the person generally is liable for a 20% federal excise tax on, and the corporation or other entity making the payment generally is not entitled to any deduction for, a specified portion of such payments. Under the 2010 Plan, the Administrator may grant options and other Awards for which the vesting is accelerated by a change in control of the Company. Such accelerated vesting would be relevant in determining whether the excise tax and deduction disallowance rules would be triggered.
     Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2010 Plan has been designed to allow the grant of options, awards of restricted stock and other stock-based awards that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”
New Plan Benefits
     No benefits or amounts have been granted, awarded or received under the 2010 Plan. In addition, the Administrator in its sole discretion will determine the number and types of Awards that will be granted and to whom. Thus, it is not possible to determine the benefits that will be received by eligible participants if our stockholders approve the 2010 Plan.

Securities Authorized For Issuance Under Equity Compensation Plans
     The following table sets forth certain information as of December 31, 2009, with respect to compensation plans under which equity securities of Old Line Bancshares are authorized for issuance.
Equity Compensation Plan Information
December 31, 2009

Number of securities to be
	issued upon exercise of	Weighted average exercise	Number of securities
	outstanding options,	price of outstanding options,	remaining available for
Plan Category	warrants and rights	warrants and rights	future issuance
Equity compensation plans approved by security holders(1)	299,270	$8.50	71,530

(1)	Includes the 1990 Stock Option Plan, as amended, the 2001 Plan and the 2004 Plan. The 1990 Stock Option Plan, as amended, and the 2001 Plan were approved by security holders of the Bank and its predecessor, Old Line National Bank. Effective September 15, 2003, all of the then stockholders of the Bank became stockholders of the Company. The 2004 Plan was approved by the Company’s security holders.
STOCKHOLDER COMMUNICATIONS
     If you would like to contact Old Line Bancshares, Inc.’s Board of Directors, including a committee of the Board of Directors, you can send an email to Crush@oldlinebank.com, or write to the following address:
Board of Directors
c/o Corporate Secretary
Old Line Bancshares, Inc.
1525 Pointer Ridge Place
Bowie, Maryland 20716
     The Secretary will compile all communications and submit them to the Board of Directors or the individual Directors on a periodic basis.
STOCKHOLDER PROPOSALS
     In order to be included in the proxy materials for Old Line Bancshares, Inc.’s 2011 Annual Meeting, stockholder proposals submitted to Old Line Bancshares, Inc. in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at Old Line Bancshares, Inc.’s executive offices on or before December 20, 2010. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of Old Line Bancshares, Inc. by Certified Mail—Return Receipt Requested.
     Pursuant to the proxy rules under the Securities Exchange Act of 1934, as amended, Old Line Bancshares’ stockholders are notified that the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2011 Annual Meeting will be March 5, 2011. As to all such matters which we do not have notice on or prior to that date, discretionary authority to vote on such proposal will be granted to the persons designated in Old Line Bancshares, Inc.’s proxy related to the 2011 Annual Meeting.
     In addition to any other applicable requirements, for nominations for election to the board of directors outside of the procedures established in the charter of the Nominating Committee of Old Line Bancshares, Inc. and even if the nomination is not to be included in the Proxy Statement, pursuant to Old

Line Bancshares, Inc.’s Bylaws, the stockholder must give notice in writing to the President of Old Line Bancshares, Inc. not less than 14 days nor more than 50 days prior to the date of the meeting called for the election of directors, provided, however, that if less than 21 days notice of the meeting is given to stockholders, such nomination must be mailed or delivered to the President not later than the close of business on the fifth business day following the date on which the notice was mailed. For the 2010 Annual Meeting, the President of Old Line Bancshares, Inc. has to receive the notice between April 7, 2010 and May 13, 2010.
     The notice must contain (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the names of any associate or affiliate (as those terms are defined under the Securities Exchange Act of 1934, as amended) of each proposed nominee which own shares of capital stock of Old Line Bancshares, Inc. or are beneficial owners of options or parties to agreements in respect to the capital stock of Old Line Bancshares, Inc.; (iv) the total number of shares of capital stock of Old Line Bancshares, Inc. that will be voted for each proposed nominee; (v) the name and residence address of the notifying stockholder; and (vi) the number of shares of capital stock of Old Line Bancshares, Inc. owned by the notifying stockholder and each proposed nominee. A full description of these notice requirements can be found in Article I, Section 7 of Old Line Bancshares, Inc.’s Amended and Restated Bylaws.
ANNUAL REPORT
     The Old Line Bancshares, Inc.’s annual report on Form 10-K for the year 2009 is being mailed with this proxy statement. Copies of the report will also be available at the Annual Meeting on May 27, 2010.
     A COPY OF OLD LINE BANCSHARES, INC.’S ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED DECEMBER 31, 2009, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO OLD LINE BANCSHARES, INC. C/O CORPORATE SECRETARY, 1525 POINTER RIDGE PLACE, BOWIE, MARYLAND 20716. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 6, 2010, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.
OTHER BUSINESS
     The management of the Old Line Bancshares, Inc. does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interests of Old Line Bancshares, Inc.

By order of the Board of Directors
/s/ Craig E. Clark
April 19, 2010	Craig E. Clark, Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

APPENDIX A
2010 EQUITY COMPENSATION PLAN AND
FORMS OF AWARDS THEREUNDER

OLD LINE BANCHSARES, INC. 2010 EQUITY INCENTIVE PLAN
     1. Establishment, Purpose and Types of Awards. Old Line Bancshares, Inc. (the “Company”), the parent holding company of Old Line Bank (the “Bank”) hereby establishes the OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to advance the interests of the Company by providing directors and selected employees of the Bank, the Company, and their Affiliates with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their Affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees, and other stockholders.
     The Plan permits the granting of stock options (including incentive stock options within the meaning of Code section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.
     2. Definitions. Under the Plan, except where the context otherwise indicates, the following definitions apply:
          “Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.
          “Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships), including Old Line Bank. For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.
          “Award” means any stock option, stock appreciation right, stock award, phantom stock award, performance award, or other stock-based award pursuant to the Plan.
          The “Bank” means Old Line Bank.
          “Board” means the Board of Directors of the Company.
          “Cause” has the meaning ascribed to such term or words of similar import in Participant’s written employment or service contract with the Company or Bank and, in the absence of such agreement or definition, means Participant’s (i) conviction of, or plea of guilty or nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company, the Bank, or any affiliate, customer or vendor; (iii) personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses), or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with Participant’s duties or willful failure to perform Participant’s responsibilities in the best interests of the Company or Bank; (v) illegal use or distribution of drugs; (vi) violation of any Company, Bank or Affiliate rule, regulation, procedure or policy; or (vii) breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by Participant for the benefit of the Company or Bank, all as determined by the Administrator, which determination will be conclusive.
          “Change of Control” means if any of the following occurs:
                    (i) any individual, firm, corporation or other entity, or any group (as defined in Section 13(d)(3) or the Exchange Act) becomes, directly or indirectly, the beneficial owner (as defined in the general rules and regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 30% of the then outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors of the Company; or
               (ii) the stockholders of the Company approve a definitive agreement for (i) the merger or other business combination of the Company with or into another corporation pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives and is a publicly owned corporation and not a subsidiary of another corporation, or (ii) the sale, exchange or other disposition of all or substantially all of the assets of the Company; or
               (iii) during any period of two years or less, individuals who at the beginning of such period constituted the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the stockholders of the Company, of each new director was approved by a vote of at least 75% of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing, a Change of Control shall not be deemed to have taken place if beneficial ownership is acquired by, or a tender exchange offer is commenced by, the Company or any of its subsidiaries, any profit sharing, employee ownership or other employee benefit plan of the Company or any subsidiary of any trustee of or fiduciary with respect to any such plan when acting in such capacity, or any group comprised solely of such entities; or
               (iv) the sale, transfer or assignment of all or substantially all of the assets of the Company or the Bank to any third party.
          “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
          “Common Stock” means the Company’s common stock, par value $0.01 per share.
          “Company” means Old Line Bancshares, Inc.
          “Disability” shall, unless otherwise expressly provided in the applicable Grant Agreement, have the meaning ascribed to such term or words of similar import in the Grantee’s written employment or similar agreement with the Company or an Affiliate; provided, however, that if there is no such agreement, Disability shall mean a physical or mental condition that renders the Participant unable to perform the duties of the Participant’s customary position of service for an indefinite period that the Administrator determines will be of long, continued duration. The Participant will be considered Disabled as of the date the Administrator determines the Participant first satisfied the definition of Disability. The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator’s good faith determination as to whether Participant is totally and permanently disabled will be final and binding on all parties concerned.
          “Employee” means any person employed by the Company, the Bank, or any Affiliate, other than in the capacity as director, advisory director or comparable status.
          “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Fair Market Value” means, with respect to a share of Common Stock for any purpose on a particular date: (i) the closing price quoted on The NASDAQ Stock Market or other national securities exchange or national securities association that is the principal market for the Common Stock; (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Administrator’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the closing bid price on the relevant date furnished by a professional market maker for the Common Stock selected by the Administrator in its sole discretion. If the Common Stock is listed or quoted as described in clause (i), clause (ii) or clause (iii) above, as applicable, but no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the nearest preceding date on which trading of the Common Stock occurred. For all purposes under the Plan, the term “relevant date” as used in this definition means either the date as of which Fair Market Value is to be determined or the nearest preceding date on which public trading of the Common Stock occurred, as determined in the Administrator’s sole discretion.
          “Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan. Each Grant Agreement shall incorporate the terms of the Plan.
          “Participant” means a person eligible to be granted Awards under the Plan pursuant to Section 5 hereof.

          “Parent” shall mean a corporation, whether nor or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code section 424(e), or any successor thereto.
          “Performance Goals” shall mean performance goals established by the Administrator which may be based on one or business criteria selected by the Administrator that apply to an individual or group of individuals, the Corporation and/or one or more of its Affiliates either separately or together, over such performance period as the Administrator may designate, including, but not limited to, criteria based on operating income, earnings or earnings growth, sales, return on assets, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, or any other objective goals established by the Administrator, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated.
          “Prior Plan” means the Old Line Bancshares, Inc. 2004 Equity Incentive Plan.
          “Subsidiary” and “Subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in section 424(f) of the Code, or any successor thereto.
          “Ten-Percent Stockholder” shall mean a Participant who (applying the rules of Code section 424(d)) owns stock possessing more than 10% of the total combined voting power or value of all classes of stock or interests of the Corporation or a Parent or Subsidiary of the Corporation.
     3. Administration.
          (a) Administration of the Plan. The Plan shall be administered by the Board or a committee that may be appointed by the Board from time to time; provided, however, that unless otherwise determined by the Board, the Administrator shall be composed solely of two or more persons who are “outside directors” within the meaning of Code section 162(m)(4)(C)(i) and the regulations promulgated thereunder and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act. To the extent allowed by applicable state or federal law, the Board by resolution may authorize an officer or officers to grant Awards (other than stock Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator.
          (b) Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.
          The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which, Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions (not inconsistent with the Plan) upon any such Award as the Administrator shall deem appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Awards would terminate, the period during which Awards may be exercised, and the period during which Awards shall be subject to restrictions; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 6 or 7(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate, extend or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company or an Affiliate; (vii) establish objectives and conditions (including, without limitation, vesting criteria), if any, for earning Awards and determining whether such objectives and conditions have been satisfied; (viii) determine the Fair Market Value of the Common Stock from time to time in accordance with the Plan; and (ix) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub-plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.
          The Administrator shall have full power and authority, in its sole discretion, to administer and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.
          (c) Non-Uniform Determinations. The Administrator’s determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
          (d) Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.
          (e) Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.
          (f) Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Administrator be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.
          (g) Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.
     4. Shares Available for the Plan. The aggregate number of shares of Common Stock issuable pursuant to all Awards granted under the Plan shall not exceed 250,000 plus (i) any available shares of Common Stock under the Prior Plan as of its termination date and (ii) shares of Common Stock subject to options granted under the Prior Plan that expire or terminate without having been fully exercised. Notwithstanding the foregoing (but subject to adjustment as provided in Section 7(f)), in no event may the number of shares issuable pursuant to the exercise of incentive stock options granted hereunder exceed 250,000. The aggregate number of shares of Common Stock available for grant under this Plan and the number of shares of Common Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 7(f).
     The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 7(f) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that to the extent required by applicable law, any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive stock options intended to qualify under Code section 422.
     5. Participation. Participation in the Plan shall be open to those employees, officers and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

     6. Awards. The Administrator, in its sole discretion, shall establish the terms of all Awards granted under the Plan. All Awards shall be subject to the terms and conditions provided in the Grant Agreement. Awards may be granted individually or in tandem with other types of Awards. Each Award shall be evidenced by a Grant Agreement, and each Award shall be subject to the terms and conditions provided in the applicable Grant Agreement. The Administrator may permit or require a recipient of an Award to defer such individual’s receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such deferral is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferral.
          (a) Stock Options. The Administrator may from time to time grant to eligible Participants Awards of incentive stock options as that term is defined in Code section 422 or non-qualified stock options; provided, however, that Awards of incentive stock options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company. The exercise price of any option granted under the Plan shall not be less than the Fair Market Value of the shares of Common Stock underlying such option on the date of grant, provided, however, that an incentive stock option granted to an Employee who owns stock representing more than 10% of the combined voting power of the Company or any Affiliate must have an exercise price at least equal to 110% of Fair Market Value as of the date of grant. No stock option shall be an incentive stock option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such stock option.
                    (i) Special Rules for Incentive Stock Options. The aggregate Fair Market Value, as of the date the Option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company, or any Parent or Subsidiary), shall not exceed $100,000 or such other dollar limitation as may be provided in the Code. Notwithstanding the prior provisions of this Section, the Board may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are non-qualified stock options.
          (b) Stock Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”). A SAR may be exercised in whole or in part as provided in the applicable Grant Agreement and entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, which shall not be less than the Fair Market Value of one share of Common Stock as of the date the SAR is granted, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement or as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.
          (c) Stock Awards. The Administrator may from time to time grant restricted or unrestricted Stock Awards to eligible Participants in such amounts, on such terms and conditions (which terms and conditions may, without limitation, condition the vesting or payment of Stock Awards on duration of service or the achievement of one or more Performance Goals), and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. By action taken after the restricted Stock Award is issued, however, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Grant Agreement.
          (d) Phantom Stock. The Administrator may from time to time grant Awards to eligible participants denominated in stock-equivalent units (“Phantom Stock”) in such amounts and on such terms and conditions as it shall determine, which terms and conditions may condition the vesting or payment of Phantom Stock on the achievement of one or more Performance Goals. Phantom Stock granted to a Participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of Phantom Stock may be settled in Common Stock, in cash, or in a combination of Common Stock and cash, as specified in the Grant

Agreement. Except as otherwise provided in the applicable Grant Agreement, the grantee shall not have the rights of a stockholder with respect to any shares of Common Stock represented by a Phantom Stock Award solely as a result of the grant of a Phantom Stock Award to the grantee. In granting any such Phantom Stock Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.
          (e) Performance Awards. The Administrator may, in its sole discretion, grant Performance Awards, which become payable on account of attainment of one or more Performance Goals established by the Administrator. Performance awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as specified in the Grant Agreement.
          (f) Other Stock-Based Awards. The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator as set forth in the Grant Agreement. In granting any such Awards, the Administrator shall consider the potential application of Section 409A of the Code, and the applicable Grant Agreement shall include appropriate disclosure with respect to any such potential application.
     7. Miscellaneous.
          (a) Investment Representations. The Administrator may require each person acquiring shares of Common Stock pursuant to Awards hereunder to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Administrator may place a legend or legends on any such certificates to make appropriate reference to such restrictions.
          (b) Compliance with Securities Law. Each Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such an Award upon any securities exchange or interdealer quotation system or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of nonpublic information or the satisfaction of any other condition is necessary in connection with the issuance or purchase of shares under such an Award, such Award may not be exercised, in whole or in part, unless such satisfaction of such condition shall have been effected on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.
          (c) Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.
          (d) Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.
          (e) Transferability. Except as otherwise determined by the Administrator or provided in a Grant agreement, and in any event in the case of an incentive stock option or a stock appreciation right granted with respect to an incentive stock option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution or pursuant to the terms of a “qualified domestic relations order” (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder). Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.
          (f) Adjustments for Corporate Transactions and Other Events.
                    (i) Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, spin-off, stock split, reverse stock split, split- up, recapitalization, reclassification, reorganization, combination or exchange of shares, merger, consolidation, liquidation, business combination, exchange of shares or the like, then (A) the maximum number of shares of such Common Stock as to which Awards may be granted under the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be appropriately adjusted to reflect such event, unless, with respect to Section 7(f)(i)(A) only, the Board determines, at the time it approves such action that no such adjustment shall be made. The Administrator may make adjustments, in its sole discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the stock dividend, stock split or reverse stock split.
                    (ii) Change of Control Transactions. In the event of any transaction resulting in a Change of Control of the Company, (A) except as provided in the next sentence of this Section 7(f)(ii), all outstanding stock options and other Awards shall vest and become exercisable to the extent provided for in the applicable Grant Agreement, and (B) the holders of stock options and other Awards under the Plan will be permitted, immediately before the Change of Control, to exercise or convert all portions of such stock options or other Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change of Control. If the acceleration or vesting of an Award or Awards pursuant to this Section 7(f)(ii) would cause any portion of the Award or Awards to be treated as a “parachute payment” (as defined in section 280G of the Code), then except as may be expressly provided in the applicable Grant Agreement such Award or Awards shall vest only to the extent that such acceleration of vesting does not cause any portion of the Award or Awards to be so treated. In addition, and notwithstanding any provision of any Grant Agreement, payments in respect of Awards are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.
          (g) Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Bank or an Affiliate as the result of a merger or consolidation of the employing entity with the Bank or an Affiliate, or the acquisition by the Bank or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted.
          (h) Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time, but no amendment or modification shall be made which would impair the rights of any grantee under any Award theretofore made, without his or her consent. Notwithstanding anything to the contrary contained in the Plan, the Board may not amend or modify the Plan or any portion thereof without stockholder approval where such approval is required by applicable law or by the rules of any securities exchange (e.g. The NASDAQ Stock Market) or quotation system on which the Common Stock is listed or traded. Furthermore, notwithstanding anything to the contrary contained in the Plan, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.
          (i) Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in: (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.
          (j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
          (k) Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland without regard to its conflict of laws principles. Any suit with respect to the Plan shall be brought in the federal or state courts in the districts which include the city and state in which the principal offices of the Company are located.
          (l) Effective Date; Termination Date. The Plan is effective as of the date approved by the Company’s stockholders and shall continue in effect for a term of ten (10) years, unless earlier terminated pursuant to Section 7(g) hereof. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date the Plan is approved by the stockholders, and no Award under the Plan shall have a term of more than ten (10) years. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards expire or have been satisfied or terminated in accordance with the Plan and the terms of such Awards; provided, however, that no Award that contemplates exercise or conversion may be exercised or converted, and no Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested, in each case, for more than ten years after the date such Award was initially granted.
          (m) Regulatory Restrictions. The Plan and the Company’s obligations under the Plan and any Grant Agreement shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. Without limiting the generality of the foregoing, (i) the Company shall not be required to sell or issue any shares of Common Stock pursuant to any Award if the sale or issuance of such shares would constitute a violation by the individual exercising the Award or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations, and (ii) the inability of the Company to obtain any necessary authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful exercise or payment of any Award hereunder, shall relieve the Company of any liability in respect of the exercise or payment of such Award to the extent such requisite authority shall have been deemed necessary and shall not have been obtained.

OLD LINE BANCSHARES, INC.
2010 EQUITY INCENTIVE PLAN
FORM OF RESTRICTED STOCK AGREEMENT
PARTICIPANT:       [Insert Name]
AWARD NO.      [Insert Award No.]
DATE OF GRANT:      [Insert Date]
NUMBER OF SHARES:      [Insert Number of Shares]
     THIS RESTRICTED STOCK AGREEMENT (this “Agreement”) is made effective as of the Date of Grant by and between Old Line Bancshares, Inc., a Maryland corporation (the “Corporation”), and the above-listed participant (“Participant”).
     1. Certain Definitions. In this Agreement, terms with initial capitals shall have the meanings provided in the Plan, except as follows or as otherwise provided in this Agreement:
          (a) “Awarded Shares” means the shares of Common Stock awarded to the Participant pursuant to Section 2 hereof.
          (b) “Date of Grant” means the date set forth as the “Date of Grant” on page 1 of this Agreement.
          (c) “Plan” means the Old Line Bancshares, Inc. 2010 Equity Incentive Plan.
          (d) “Restricted Period” shall mean, with respect to any Awarded Share, the period commencing on the Date of Grant of such Awarded Share and ending on the date upon which such Awarded Share vests.
     2. Grant of Stock. Participant shall be granted on the Date of Grant the Awarded Shares, which shall (i) vest as provided below, (ii) be subject to the restrictions provided below, and (iii) otherwise be subject to all the terms of this Agreement and the Plan. The Awarded Shares shall be subject to dilution upon future Share issuances or other dilutive events. Until such time, if any, as the Awarded Shares Revert (as defined in Section 5) or are transferred by Participant as permitted under this Agreement, and except as otherwise provided in the Plan or this Agreement, Participant shall have all the rights of a stockholder of the Corporation (including the right to vote and to receive dividends) with respect to the Awarded Shares, including the Awarded Shares held in escrow. All such rights and privileges shall cease in the event that the Awarded Shares Revert.
     3. Subject to Plan. The Awarded Shares are in all instances subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by this reference. In the event of any direct conflict between this Agreement and the Plan, the provisions of the Plan shall control. Participant acknowledges receipt of a copy of the Plan and hereby accepts the Awarded Shares subject to all of its terms and conditions.
     4. Vesting Schedule With Respect to Awarded Shares. Except as otherwise provided in this Agreement, the Awarded Shares shall vest in accordance with the schedule attached hereto as Exhibit A, based on Participant’s continued service with the Corporation and/or any Affiliate (“Continued Service”).
     5. Reversion and Cancellation of Unvested Awarded Shares; Restrictions During Restricted Period.
          (a) In the event of termination of Participant’s Continued Service for any reason, other than in connection with a Change of Control or because of the Participant’s retirement, death or Disability, any portion of the Awarded Shares that is not vested on the date Participant ceases to provide Continued Service shall, automatically and without need of any further action by any person or entity, (i) cease to be owned by Participant, (ii) revert to the Corporation, (iii) be cancelled, and (iv) return to the status of authorized but unissued stock of Corporation (collectively, “Revert”) immediately upon such date. Neither Participant nor any successor, heir, assign or personal representative of Participant shall thereafter have any further rights or interest in such Reverted Awarded Shares.
          (b) In the event of a Change of Control or termination of a Participant’s Continued Service because of the Participant’s retirement, death or Disability, all restrictions on the Awarded Shares shall lapse and the Awarded Shares shall immediately vest.
          (c) During the Restricted Period, the certificates representing the Awarded Shares shall be held in escrow by the Secretary of the Corporation, and shall bear the following legend (in addition to any other required legends):
THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING THE RISKS OF FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND OLD LINE BANCHSARES, INC. RELEASE FROM SUCH TERMS AND CONDITIONS SHALL BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SUCH PLAN AND AGREEMENT, A COPY OF EACH OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF OLD LINE BANCSHARES, INC.
          (d) In the event the Restricted Period shall terminate with respect to particular Awarded Shares and such Awarded Shares shall not theretofore have Reverted, the Corporation shall within 2 1/2 months from the end of the calendar year in which such Restricted Period terminates reissue the certificate representing such Awarded Shares without the above legend and shall deliver such certificate to Participant or his legal representative.
          (e) Awarded Shares, the right to vote Awarded Shares and the right to receive dividends thereon may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered during the Restricted Period with respect to such Awarded Shares.
     6. No Restriction On Corporation. This Agreement shall not in any way affect the right of the Corporation to make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
     7. Stock Distributions; Capital Adjustments.
          (a) If the Corporation makes any distribution of stock with respect to the Awarded Shares by way of a stock dividend or stock split, or pursuant to any recapitalization, reorganization, merger, consolidation, merger or otherwise, and Participant receives any additional shares of stock in the Corporation (or other shares of stock in another corporation) as a result thereof, such additional (or other) shares shall be deemed Awarded Shares hereunder and shall be subject to the same restrictions and obligations imposed by this Agreement.
          (b) In the event of any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, splitup, spinoff, combination, repurchase or share exchange, or other similar corporate transaction or event that affects the Awarded Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participant, then the Board shall make equitable changes or adjustments as are necessary or appropriate to prevent the dilution or enlargement of Participant’s rights relating to the number and kind of Awarded Shares that may thereafter be issued in connection with the Awarded Shares.
     8. Liability of Corporation.
          (a) The grant of the Awarded Shares shall be subject to compliance by the Corporation and Participant with all applicable requirements of law relating thereto, including, without limitation, state and federal securities laws. The Corporation shall not be obligated to register, qualify or make any exemption from registration qualification available with respect to any Awarded Shares under any such laws.

          (b) The Corporation makes no representation regarding the tax treatment of the Awarded Shares, and Participant should consult his or her tax advisor regarding the tax consequences to Participant of any transaction involving the Awarded Shares. Participant has been advised of the possibility of making an election under Code Section 83(b). If Participant makes an election under Code Section 83(b) with respect to Awarded Shares, Participant shall provide notice to the Corporation within 30 days thereof.
     9. No Employment Contract. Neither the grant or issuance of Awarded Shares pursuant to this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Affiliate to employ the Participant for any period.
     10. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the principles of conflicts of laws. Any action or proceeding brought by any party hereto shall be brought only in a state or federal court of competent jurisdiction located in Maryland and all parties hereto hereby submit to the in personam jurisdiction of such court for purposes of any such action or proceeding and irrevocably agree that such court presents a convenient forum for the resolution of such dispute.
     11. Severability of Provisions. In the event that any provision hereof is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.
     12. Notices. All notices or other communications pursuant to this Agreement shall be in writing and shall be deemed duly given if personally delivered or if mailed by certified mail, return receipt requested, prepaid and addressed to the address of the party as set forth in this Agreement or such other address as such party shall have furnished to the other party in writing.
     13. Entire Agreement. This Agreement and the Plan embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersede all prior written or oral communications or agreements all of which are merged herein. There are no restrictions, promises, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.
     14. No Waiver. No waiver of any provision of this Agreement or any rights or obligations of any party hereunder shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance, and any such waiver shall be effective only in the specific instance and for the specific purpose stated in such writing.
     15. Survival. All warranties, covenants and agreements of the parties made in this Agreement shall survive the issuance and purchase of the Awarded Shares and the delivery to Participant of the certificate or certificates evidencing the Awarded Shares.
     16. Amendment and Modification. This Agreement may be amended, modified and supplemented only by written agreement of all of the parties hereto.
     17. Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but except to the extent (if any) expressly provided in this Agreement neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by Participant without the prior written consent of the Corporation. The Corporation shall assign this Agreement and all of its rights hereunder in connection with any reorganization, merger, consolidation, sale or transfer of substantially all of the Corporation’s assets or sale or transfer of a controlling interest in the Corporation’s outstanding equity securities.
     18. Withholding. Participant shall provide the Corporation with the means to satisfy all federal, state or local income tax withholding and payroll tax requirements with respect to all Awarded Shares (“Tax Liabilities”) at the time such Tax Liabilities are imposed on the Corporation, which may include the surrender of Awarded Shares to the Corporation.
[Signatures appear on the following page.]

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by its duly authorized officer and Participant has also executed this Agreement all as of the day and year indicated above.

OLD LINE BANCSHARES, INC.

By:
Print Name:
Title:

PARTICIPANT

Old Line Bancshares, Inc. 2010 Equity Incentive Plan
Form of Non-Qualified Stock Option Grant Agreement
     This Stock Option Grant Agreement (the “Agreement”) is entered into on [INSERT DATE], by and between Old Line Bancshares, Inc., a Maryland corporation (the “Company”), and [INSERT OPTIONEE NAME] (the “Optionee”), effective as of [INSERT GRANT DATE] (the “Grant Date”).
     In consideration of the premises, mutual covenants and agreements herein, the Company and the Optionee agree as follows:
     1. Grant of Options. The Company hereby grants to the Optionee, pursuant to the Old Line Bancshares, Inc. 2010 Equity Incentive Plan (the “Plan”), a stock option to purchase from the Company, at a price of $[INSERT PRICE] per share (the “Exercise Price”), up to [INSERT GRANT AMOUNT] shares of Common Stock of the Company, $.01 par value, subject to the provisions of this Agreement and the Plan (the “Options”). The Options shall expire at 5:00 p.m. Eastern Time on the last business day preceding the tenth anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
     2. Terminology. Unless stated otherwise in this Agreement, capitalized terms in this Agreement shall have the meaning set forth in the Plan.
     3. Exercise of Options.
          (a) Vesting. Subject to the terms of the Plan with respect to vesting, the Options granted shall vest in whole or in part, in accordance with the schedule attached hereto as Exhibit A; provided that the Optionee is in the continuous employ of, or in a service relationship with, the Company from the Grant Date through the applicable date upon which such Options become vested. The extent to which the Options are vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share on the last vesting date.
          (b) Right to Exercise. The Optionee shall have the right to exercise the Options from and after the date upon which they vest and on or before the Expiration Date or earlier termination of the Options. To the extent not exercised, the number of shares as to which the Options are exercisable shall accumulate and remain exercisable, in whole or in part, at any time after becoming exercisable, but not later than the Expiration Date or other termination of the Options. In the event of the Optionee’s termination of employment, the exercisability is governed by Section 4.
          (c) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Options shall be exercised (to the extent then exercisable) by delivery of written notice of exercise on any business day to the Corporate Secretary of the Company in such form as the Administrator may require from time to time. Such notice shall specify the number of shares in respect to which the Options are being exercised and shall be accompanied by full payment of the Exercise Price for such shares in accordance with Section 3(e) of this Agreement. The exercise shall be effective upon receipt by the Corporate Secretary of the Company of such written notice accompanied by the required payment. The Options may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than one hundred shares (or such lesser number of shares as to which the Options are then exercisable). No fractional shares shall be issued pursuant to the Options.
          (d) Effect. The exercise, in whole or in part, of the Options shall cause a reduction in the number of shares of Common Stock subject to the remaining Options equal to the number of shares of Common Stock with respect to which the Options are exercised.
          (e) Method of Payment. In addition to any other method approved by the Administrator, if any, payment of the Exercise Price shall be by any of the following, or a combination thereof, as determined by the Administrator in its discretion at the time of exercise:
                    (i) by delivery of cash, certified or cashier’s check, or money order or other cash equivalent acceptable to Administrator in its sole discretion; or

               (ii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System and the following provisions. Subject to such limitations as the Administrator may determine, at any time during which the Common Stock is publicly traded on a national securities exchange, the Exercise Price shall be deemed to be paid, in whole or in part, if the Optionee delivers a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise; and (ii) to the Company to deliver the certificates for such purchased shares directly to such brokerage firm.
          (f) Issuance of Shares Upon Exercise. Upon due exercise of the Options, in whole or in part, in accordance with the terms of this Agreement, the Company shall issue to the Optionee, the brokerage firm specified in the Optionee’s delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Options, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and non-assessable stock and shall deliver certificates therefor as soon as practicable thereafter.
          (g) Restrictions on Exercise and Upon Shares Issued upon Exercise. Notwithstanding any other provision of the Agreement, the Options may not be exercised at any time that the Company does not have in effect a registration statement under the Securities Act of 1933, as amended, relating to the offer of Common Stock to the Optionee under the Plan, unless the Company agrees to permit such exercise. Upon the issuance of any shares of Common Stock pursuant to the exercise of the Options, the Optionee will, upon the request of the Company, agree in writing that the Optionee is acquiring such shares for investment only and not with a view to resale, and that the Optionee will not sell, pledge or otherwise dispose of such shares so issued unless: (i) the Company is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933, as amended, is not required by that Act or by the rules and regulations thereunder; (ii) the staff of the Securities and Exchange Commission has issued a “no-action” letter with respect to such disposition; or (iii) such registration or notification as is, in the opinion of counsel for the Company, required for the lawful disposition of such shares has been filed by the Company and has become effective; provided, however, that the Company is not obligated hereby to file any such registration or notification. In addition, the Common Stock issued upon the exercise of any Options shall be subject to repurchase by the Company for an amount equal to the Exercise Price of such Options upon the occurrence of an event described in Section 4(d) of this Agreement. The Company may place a legend embodying such restrictions on the certificates evidencing such shares.
     4. Termination of Employment or Service.
          (a) Exercise Period Following Cessation of Employment or Other Service Relationship, In General. If Optionee ceases to be employed by, or in a service relationship with, the Bank for any reason other than death, Disability, discharge for Cause or in connection with a Change of Control, (i) the unvested Options shall terminate immediately upon such cessation, and (ii) the vested Options shall remain exercisable during the 30-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such 30-day period.
           (b) Death of Optionee. If Optionee dies prior to the expiration or other termination of the Options, (i) the unvested Options shall vest immediately upon Optionee’s death, and (ii) the Options shall remain exercisable following Optionee’s death by Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution until the Expiration Date.
          (c) Disability of Optionee. If Optionee ceases to be employed by, or in a service relationship with, the Bank as a result of Optionee’s Disability, (i) the unvested Options shall vest immediately upon such cessation, and (ii) the Options shall remain exercisable until the Expiration Date.

     (d) Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options shall terminate in their entirety, regardless of whether the Options are vested, immediately upon Optionee’s discharge of employment or other service relationship for Cause or upon Optionee’s commission of any of the following acts during any period following the cessation of Optionee’s employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud on or misappropriation of any funds or property of the Bank; or (ii) breach by Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by Optionee for the benefit of the Bank or the Company, as determined by the Administrator, which determination will be conclusive.
     5. Adjustments and Business Combinations.
          (a) Adjustments for Events Affecting Common Stock. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like, the exercise price of, number of shares covered by and the other terms of the Options shall adjust as provided in the Plan, and the Administrator shall, in its discretion, in its discretion and without the consent of the Optionee, make any other substitutions for or adjustments in the Options, including but not limited to providing or mandating alternative settlement methods such as settlement of the Options in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to the Options as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.
          (b) Pooling of Interests Transaction. Notwithstanding anything in the Plan or this Agreement to the contrary and without the consent of the Optionee, the Administrator, in its sole discretion, may make any modifications to the Options, including but not limited to cancellation, forfeiture, surrender or other termination of the Options in whole or in part regardless of the vested status of the Options, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.
          (c) Adjustments for Other Events. The Administrator is authorized to make, in its discretion and without the consent of the Optionee, adjustments in the terms and conditions of, and the criteria included in, the Options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Options or the Plan.
          (d) Binding Nature of Adjustments. Adjustments under this Section 5 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to the Options on account of any such adjustments.
          (e) Effect of Change of Control Event. All outstanding portions of the Options, if any, shall become fully vested upon the occurrence of any Change of Control Event, and shall be exercisable in accordance with the Plan; provided, that unless otherwise decided in the sole discretion of the Administrator, the acceleration of vesting in connection with a Change of Control Event shall be limited as provided in the Plan.
     6. Non-Guarantee of Employment. Nothing in the Plan or in this Agreement shall confer on an individual any legal or equitable right against the Company or the Administrator, except as expressly provided in the Plan or this Agreement. Nothing in the Plan or in this Agreement shall: (a) constitute inducement, consideration, or contract for employment or service between an individual and the Company or the Bank; (b) confer any right on an individual to continue in the service of the Company or the Bank; or (c) interfere in any way with the right of the Company or the Bank to terminate such service at any time with or without cause or notice, or to increase or decrease compensation for such service.
     7. No Rights as Stockholder. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the exercise of the Options (including, without limitation, any rights to receive dividends or noncash distributions with respect to such shares) until such shares of Common Stock have been issued to him or her upon the due exercise of the Options. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued.

     8. Nonqualified Nature of the Options. The Options are not intended to qualify as incentive stock options within the meaning of Code section 422, and this Agreement shall be so construed. Optionee acknowledges that, upon exercise of the Options, Optionee will recognize taxable income in an amount equal to the excess of the then Fair Market Value of the shares received upon exercise of the Options over the Exercise Price and must comply with the provisions of Section 9 of this Agreement with respect to any tax withholding obligations that arise as a result of such exercise.
     9. Withholding of Taxes.
          (a) In General. At the time the Options are exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options. The Company may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options. If the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.
          (b) Means of Payment. The Administrator may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to deduct any such tax obligations from any payment of any kind otherwise due to the Optionee; (iii) authorizing the Company to withhold shares of Common Stock otherwise issuable to the Optionee pursuant to the exercise of the Options; or (iv) delivering to the Company unencumbered shares of Common Stock already owned by the Optionee.
     10. Regulatory Compliance; Forfeiture. Subject to the terms of the Plan, the grant of Options made hereby are subject to applicable rules, policies and regulations promulgated by regulatory bodies (“Regulators”) with jurisdiction over the Company and its Affiliates including Old Line Bank. In accordance with such policies and regulations, the Options granted hereby may be required by Regulators to be exercised or forfeited in the event the Company or its affiliates, including the Bank, does not maintain certain capital levels or as otherwise ordered or directed by the Regulators.
     11. The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12. Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative or beneficiary to whom the Options may be transferred by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Code section 414(p), the word “Optionee” shall be deemed to include such person.
     13. Transferability of Options. The Options are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in Code section 414(p), or as otherwise permitted by the Administrator, in its sole discretion. During the lifetime of the Optionee, the Options may be exercised only by the Optionee, by such permitted transferees or, during the period the Optionee is under a legal disability, by the Optionee’s guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
     14. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Administrator, care of the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

     15. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties with respect to the Options granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options granted hereunder shall be void and ineffective for all purposes.
     16. Amendment. This Agreement may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.
     17. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.
     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.
     19. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
[Signatures appear on the following page.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

OLD LINE BANCSHARES, INC.

By:
Print Name:
Title:
The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

OPTIONEE:

DATE:

Print Name:

EXERCISE FORM
Old Line Bancshares, Inc.
1525 Pointer Ridge Place
Bowie, Maryland 20716
Gentlemen:
     I hereby exercise, to the extent indicated below, the Options granted to me on                     , by Old Line Bancshares, Inc. (the “Company”), subject to all the terms and provisions thereof and of the Old Line Bancshares, Inc. 2010 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase ___ incentive shares and ___ non-qualified shares of Common Stock of the Company at a price of $                     per share pursuant to the exercise of said Options.
Payment Amount: $

Date:

Optionee Signature

Received by Old Line Bancshares, Inc. on

Broker Information:

Firm Name

Contact Person

Broker Address

City, State, Zip Code	Phone Number

Broker Account Number

Electronic Transfer Number:

Old Line Bancshares, Inc. 2010 Equity Incentive Plan
Form of Incentive Stock Option Grant Agreement
     This Stock Option Grant Agreement (the “Agreement”) is entered into on [INSERT DATE], by and between Old Line Bancshares, Inc., a Maryland corporation (the “Company”), and [INSERT OPTIONEE NAME] (the “Optionee”), effective as of [INSERT GRANT DATE] (the “Grant Date”).
     In consideration of the premises, mutual covenants and agreements herein, the Company and the Optionee agree as follows:
     1. Grant of Options. The Company hereby grants to the Optionee, pursuant to the Old Line Bancshares, Inc. 2010 Equity Incentive Plan (the “Plan”), a stock option to purchase from the Company, at a price of $[INSERT PRICE] per share (the “Exercise Price”), up to [INSERT GRANT AMOUNT] shares of Common Stock of the Company, $.01 par value, subject to the provisions of this Agreement and the Plan (the “Options”). The Options shall expire at 5:00 p.m. Eastern Time on the last business day preceding the tenth anniversary of the Grant Date (the “Expiration Date”), unless fully exercised or terminated earlier.
     2. Terminology. Unless stated otherwise in this Agreement, capitalized terms in this Agreement shall have the meaning set forth in the Plan.
     3. Exercise of Options.
          (a) Vesting. Subject to the terms of the Plan with respect to vesting, the Options granted shall vest in accordance with the schedule attached hereto as Exhibit A, provided that the Optionee is in the continuous employ of, or in a service relationship with, the Company from the Grant Date through the applicable date upon which such Options become vested. The extent to which the Options are vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share on the last vesting date.
          (b) Right to Exercise. The Optionee shall have the right to exercise the Options, whether or not vested, in whole or in part at any time prior to the Expiration Date or earlier termination of the Options in accordance with the Plan and this Agreement; provided, that to the extent, if any, that the aggregate Fair Market Value of the Common Stock subject to the Options as of the Grant Date, plus the aggregate fair market value (determined as of the date of grant) of all other stock with respect to which incentive stock options granted to the Optionee prior to the Grant Date under all plans of the Company and its parent and subsidiary corporations first become exercisable during any calendar year exceeds $100,000 (the “Annual Limitation”), then except as otherwise provided in this Agreement the Options shall be exercisable during that year only to the extent, if any, that their exercisability does not cause the Annual Limitation to be exceeded. Any Options that are not exercisable due to the proviso in the preceding sentence shall be exercisable during the next calendar year, subject again to the application of that proviso. To the extent not exercised, the number of shares as to which the Options are exercisable shall accumulate and remain exercisable, in whole or in part, at any time after becoming exercisable, but not later than the Expiration Date or other termination of the Options. In the event of the Optionee’s termination of employment, the exercisability is governed by Section 4.
          (c) Exercise Procedure. Subject to the conditions set forth in this Agreement, the Options shall be exercised (to the extent then exercisable) by delivery of written notice of exercise on any business day to the Corporate Secretary of the Company in such form as the Administrator may require from time to time. Such notice shall specify the number of shares in respect to which the Options are being exercised and shall be accompanied by full payment of the Exercise Price for such shares in accordance with Section 3(e) of this Agreement. The exercise shall be effective upon receipt by the Corporate Secretary of the Company of such written notice accompanied by the required payment. The Options may be exercised only in multiples of whole shares and may not be exercised at any one time as to fewer than one hundred shares (or such lesser number of shares as to which the Options are then exercisable). No fractional shares shall be issued pursuant to the Options.
          (d) Effect. The exercise, in whole or in part, of the Options shall cause a reduction in the number of shares of Common Stock subject to the remaining Options equal to the number of shares of Common Stock with respect to which the Options are exercised.

          (e) Method of Payment. In addition to any other method approved by the Administrator, if any, payment of the Exercise Price shall be by any of the following, or a combination thereof, as determined by the Administrator in its discretion at the time of exercise:
               (i) by delivery of cash, certified or cashier’s check, or money order or other cash equivalent acceptable to Administrator in its sole discretion; or
               (ii) by a broker-assisted cashless exercise in accordance with Regulation T of the Board of Governors of the Federal Reserve System and the following provisions. Subject to such limitations as the Administrator may determine, at any time during which the Common Stock is publicly traded on a national securities exchange, the Exercise Price shall be deemed to be paid, in whole or in part, if the Optionee delivers a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Exercise Price and any withholding tax obligations that may arise in connection with the exercise; and (ii) to the Company to deliver the certificates for such purchased shares directly to such brokerage firm.
          (f) Issuance of Shares Upon Exercise. Upon due exercise of the Options, in whole or in part, in accordance with the terms of this Agreement, the Company shall issue to the Optionee, the brokerage firm specified in the Optionee’s delivery instructions pursuant to a broker-assisted cashless exercise, or such other person exercising the Options, as the case may be, the number of shares of Common Stock so paid for, in the form of fully paid and non-assessable stock and shall deliver certificates therefor as soon as practicable thereafter.
          (g) Restrictions on Exercise and Upon Shares Issued upon Exercise. Notwithstanding any other provision of the Agreement, the Options may not be exercised at any time that the Company does not have in effect a registration statement under the Securities Act of 1933, as amended, relating to the offer of Common Stock to the Optionee under the Plan, unless the Company agrees to permit such exercise. Upon the issuance of any shares of Common Stock pursuant to the exercise of the Options, the Optionee will, upon the request of the Company, agree in writing that the Optionee is acquiring such shares for investment only and not with a view to resale, and that the Optionee will not sell, pledge or otherwise dispose of such shares so issued unless: (i) the Company is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933, as amended, is not required by that Act or by the rules and regulations thereunder; (ii) the staff of the Securities and Exchange Commission has issued a “no-action” letter with respect to such disposition; or (iii) such registration or notification as is, in the opinion of counsel for the Company, required for the lawful disposition of such shares has been filed by the Company and has become effective; provided, however, that the Company is not obligated hereby to file any such registration or notification. In addition, the Common Stock issued upon the exercise of any Options shall be subject to repurchase by the Company for an amount equal to the Exercise Price of such Options (i) upon the occurrence of an event described in Section 4(d) of this Agreement, or (ii) if the Options were not vested when they were exercised, upon the occurrence of any event that would have resulted in the termination of those Options under the Plan and this Agreement if those Options had not been exercised. The Company may place a legend embodying such restrictions on the certificates evidencing such shares.
     4. Termination of Employment or Service.
          (a) Exercise Period Following Cessation of Employment or Other Service Relationship, In General. If Optionee ceases to be employed by, or in a service relationship with, the Bank for any reason other than death, Disability, discharge for Cause or in connection with a Change of Control, (i) the unvested Options shall terminate immediately upon such cessation, and (ii) the vested Options shall remain exercisable during the 30-day period following such cessation, but in no event after the Expiration Date. Unless sooner terminated, any unexercised vested Options shall terminate upon the expiration of such 30-day period.
          (b) Death of Optionee. If Optionee dies prior to the expiration or other termination of the Options, (i) the unvested Options shall vest immediately upon Optionee’s death, and (ii) the Options shall remain exercisable following Optionee’s death by Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution until the Expiration Date.

          (c) Disability of Optionee. If Optionee ceases to be employed by, or in a service relationship with, the Bank as a result of Optionee’s Disability, (i) the unvested Options shall vest immediately upon such cessation, and (ii) the Options shall remain exercisable until the Expiration Date.
          (d) Misconduct. Notwithstanding anything to the contrary in this Agreement, the Options shall terminate in their entirety, regardless of whether the Options are vested, immediately upon Optionee’s discharge of employment or other service relationship for Cause or upon Optionee’s commission of any of the following acts during any period following the cessation of Optionee’s employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud on or misappropriation of any funds or property of the Bank; or (ii) breach by Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of inventions, or other similar agreement executed by Optionee for the benefit of the Bank or the Company, as determined by the Administrator, which determination will be conclusive.
     5. Adjustments and Business Combinations.
          (a) Adjustments for Events Affecting Common Stock. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like, the exercise price of, number of shares covered by and the other terms of the Options shall adjust as provided in the Plan, and the Administrator shall, in its discretion, in its discretion and without the consent of the Optionee, make any other substitutions for or adjustments in the Options, including but not limited to providing or mandating alternative settlement methods such as settlement of the Options in cash or in shares of Common Stock or other securities of the Company or of any other entity, or in any other matters which relate to the Options as the Administrator shall, in its sole discretion, determine to be necessary or appropriate.
          (b) Pooling of Interests Transaction. Notwithstanding anything in the Plan or this Agreement to the contrary and without the consent of the Optionee, the Administrator, in its sole discretion, may make any modifications to the Options, including but not limited to cancellation, forfeiture, surrender or other termination of the Options in whole or in part regardless of the vested status of the Options, in order to facilitate any business combination that is authorized by the Board to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.
          (c) Adjustments for Other Events. The Administrator is authorized to make, in its discretion and without the consent of the Optionee, adjustments in the terms and conditions of, and the criteria included in, the Options in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Options or the Plan.
          (d) Binding Nature of Adjustments. Adjustments under this Section 5 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to the Options on account of any such adjustments.
          (e) Effect of Change of Control Event. All outstanding portions of the Options, if any, shall become fully vested upon the occurrence of any Change of Control Event and shall be exercisable in accordance with the Plan; provided, that unless otherwise decided in the sole discretion of the Administrator, the acceleration of vesting in connection with a Change of Control Event shall be limited as provided in the Plan.
     6. Non-Guarantee of Employment. Nothing in the Plan or in this Agreement shall confer on an individual any legal or equitable right against the Company or the Administrator, except as expressly provided in the Plan or this Agreement. Nothing in the Plan or in this Agreement shall: (a) constitute inducement, consideration, or contract for employment or service between an individual and the Company or the Bank; (b) confer any right on an individual to continue in the service of the Company or the Bank; or (c) interfere in any way with the right of the Company or the Bank to terminate such service at any time with or without cause or notice, or to increase or decrease compensation for such service.

     7. No Rights as Stockholder. The Optionee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the exercise of the Options (including, without limitation, any rights to receive dividends or noncash distributions with respect to such shares) until such shares of Common Stock have been issued to him or her upon the due exercise of the Options. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued.
     8. Incentive/Nonqualified Nature of the Options. The Options are intended to qualify as an incentive stock option within the meaning of Section 422A of the Code to the extent set forth herein, and this Agreement shall be so construed; provided, however, to the extent that the aggregate Fair Market Value as of the date of this grant, of the shares into which the Options become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, the portion of the Options which are in excess of the $100,000 limitation will be treated as a nonqualified stock option.
     9. Withholding of Taxes.
          (a) In General. At the time the Options are exercised in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll or any other payment of any kind due the Optionee and otherwise agrees to make adequate provision for foreign, federal, state and local taxes required by law to be withheld, if any, which arise in connection with the Options (including, without limitation, upon a disqualifying disposition with the meaning of Code section 421(b)). The Company may require the Optionee to make a cash payment to cover any withholding tax obligation as a condition of exercise of the Options. If the Optionee does not make such payment when requested, the Company may refuse to issue any stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.
          (b) Means of Payment. The Administrator may, in its sole discretion, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the Options by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to deduct any such tax obligations from any payment of any kind otherwise due to the Optionee; (iii) authorizing the Company to withhold shares of Common Stock otherwise issuable to the Optionee pursuant to the exercise of the Options; or (iv) delivering to the Company unencumbered shares of Common Stock already owned by the Optionee.
          (c) Disposition of Shares. The acceptance of shares of Common Stock upon exercise of the Options shall constitute an agreement by the Optionee (i) to notify the Company if any of such shares are disposed of by the Optionee within two years from the Grant Date or within one year from the date the shares were issued to the Optionee pursuant to the exercise of the Options, and (ii) if required by law, to remit to the Company, at the time of any such disposition, an amount sufficient to satisfy the Company’s withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the Optionee is employed by or has any other relationship with the Company at the time of such disposition.
     10. Regulatory Compliance; Forfeiture. Subject to the terms of the Plan, the grant of Options made hereby are subject to applicable rules, policies and regulations promulgated by regulatory bodies (“Regulators”) with jurisdiction over the Company and its Affiliates including Old Line Bank. In accordance with such policies and regulations, the Options granted hereby may be required by Regulators to be exercised or forfeited in the event the Company or its affiliates, including the Bank, does not maintain certain capital levels or as otherwise ordered or directed by the Regulators.
     11. The Company’s Rights. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
     12. Optionee. Whenever the word “Optionee” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative or beneficiary to whom the Options may be transferred by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in Code section 414(p), the word “Optionee” shall be deemed to include such person.

     13. Transferability of Options. The Options are not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in Code section 414(p), or as otherwise permitted by the Administrator, in its sole discretion. During the lifetime of the Optionee, the Options may be exercised only by the Optionee, by such permitted transferees or, during the period the Optionee is under a legal disability, by the Optionee’s guardian or legal representative. Except as provided above, the Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.
     14. Notices. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to the Optionee at the address contained in the records of the Company, or addressed to the Administrator, care of the Company for the attention of its Corporate Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.
     15. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties with respect to the Options granted hereunder. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement with respect to the Options granted hereunder shall be void and ineffective for all purposes.
     16. Amendment. This Agreement may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto.
     17. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator.
     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.
     19. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.
[Signatures appear on the following page.]

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

OLD LINE BANCSHARES, INC.

By:
Print Name:
Title:

The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.
  OPTIONEE:

DATE:

Print Name:

EXERCISE FORM
Old Line Bancshares, Inc.
1525 Pointer Ridge Place
Bowie, Maryland 20716
Gentlemen:
     I hereby exercise, to the extent indicated below, the Options granted to me on                                         , by Old Line Bancshares, Inc. (the “Company”), subject to all the terms and provisions thereof and of the Old Line Bancshares, Inc. 2010 Equity Incentive Plan (the “Plan”), and notify you of my desire to purchase                      incentive shares and                      non-qualified shares of Common Stock of the Company at a price of $                                         per share pursuant to the exercise of said Options.
Payment Amount: $

Date:
Optionee Signature

Received by Old Line Bancshares, Inc. on

Broker Information:

Firm Name

Contact Person

Broker Address

City, State, Zip Code                                                            Phone Number

Broker Account Number

Electronic Transfer Number:

Please detach along perforated line and mail in the envelope provide.

REVOCABLE PROXY
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
OLD LINE BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS ON MAY 27, 2010
     KNOW ALL MEN BY THESE PRESENT, that the undersigned stockholder of Old Line Bancshares, Inc. (the “Company”) hereby appoints Mr. John Suit and Mr. Suhas Shah and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned as designated all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 27, 2010, and at any adjournment or postponement of such meeting for the purposes identified below and with discretionary authority as to any other matters that may properly come before the Annual Meeting. Any and all proxies heretofore given are hereby revoked. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES FOR DIRECTOR AND “FOR” EACH OF THE PROPOSALS DESCRIBED ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES.

Address
Changes/Comments

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side)

OLD LINE BANCSHARES, INC.
ATTN: CHRISTINE M. RUSH
1525 POINTER RIDGE PLACE
BOWIE, MD. 20716
VOTE BY INTERNET – The Notice and Proxy
Statement and Annual Report are available at
www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY
OF FUTURE PROXY
MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.       DETACH AND RETURN THIS PORTION ONLY
OLD LINE BANCSHARES, INC.
Vote on Directors

1.	Proposal 1-For the election of directors each of the following nominees for a three (3) year term to expire 2013:	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees:		☐	☐	☐
01)	James W. Cornelsen
02)	John P. Davey
03)	Daniel W. Deming
04)	James F. Dent
05)	John D. Mitchell, Jr.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS,
“FOR” RATIFICATION OF THE APPOINTMENT OF ROWLES & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 2010 AND “FOR” THE APPROVAL OF THE OLD LINE BANCSHARES, INC. 2010 EQUITY INCENTIVE PLAN.
Vote on Proposal

		For	Against	Abstain
2.	Proposal 2-To ratify the appointment of Rowles & Company, LLP as independent public accountants to audit the financial statements of Old Line Bancshares, Inc. for 2010.	☐	☐	☐

3.	Proposal 3-To approve the Old Line Bancshares, Inc. 2010 Equity Incentive Plan.	☐	☐	☐
This proxy may be revoked at any time prior to its exercise by written notice to the Company, by executing a proxy bearing a later date or by attending the meeting and voting in person.
For address changes and/or comments, please check this box and write them on the back where indicated.           ☐
Please indicate if you plan to attend this meeting by checking the box so that we may make appropriate arrangements for the meeting.           ☐
(Please sign as name(s) appears on the attached label. If shares are held jointly, each holder should sign. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. A partnership should sign in the partnership name by a partner. Executors, administrators, guardians and attorneys are requested to indicate the capacity in which they are signing. Attorneys should submit powers of attorney.)

Signature (PLEASE SIGN WITHIN BOX) DATE	Signature (PLEASE SIGN WITHIN BOX) DATE